[FEDERAL TRUST CORPORATION]
                            LETTERHEAD




                          April 27, 1998






Dear Shareholder:

      The  Board of  Directors  and  management  of  Federal  Trust  Corporation
("Federal Trust") cordially invite you to attend the 1998 Annual Meeting of Shareholders. The Annual Meeting will be held at the Farmers' Market, 200 West New England Street, Winter Park, Florida on May 22, 1998, at 10:00 A.M., Eastern Time.

     Notice of the Annual Meeting and Proxy Statement attached to this letter describe the formal business to be transacted at the Annual Meeting and provide material information concerning that business. Directors and officers of Federal Trust, as well as a representative of the accounting firm, Peat Marwick LLP, will be present at the Annual Meeting to respond to any questions that you may have.

     YOUR VOTE IS IMPORTANT. You are urged to sign, date and mail the enclosed Proxy Card promptly in the postage-paid envelope which has been provided for your use. If you attend the Annual Meeting and prefer to vote in person, you will have that privilege.

     On behalf of the Board of Directors and all the employees of Federal Trust, we look forward to seeing you at the Annual Meeting.

                              Sincerely,



                           /s/James V. Suskiewich
                              -------------------
                              James V. Suskiewich
                              Chairman of the Board

                            FEDERAL TRUST CORPORATION
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 22, 1998
                            -------------------------

TO THE HOLDERS OF COMMON STOCK:

     NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Shareholders ("Annual Meeting") of Federal Trust Corporation ("Company") will be held at 10:00 a.m. Eastern Time, on Friday, May 22, 1998, at the Farmers' Market, 200 West New England Street, Winter Park, Florida 32789, to consider and vote upon the following matters:

          Proposal I. Election of five Directors of the Company, James V. Suskiewich, Aubrey H. Wright, George W. Foster, Dr. Samuel C. Certo and Kenneth W. Hill, each for a one-year term;

          Proposal II. Ratify the selection of KPMG Peat Marwick LLP as the independent auditors of the Company for the fiscal year ending December 31, 1998;

          Proposal  III.  Approve an  amendment  to the  Company's  Amended  and
          Restated   Articles  of   Incorporation  to  increase  the  amount  of
          authorized common stock from 5,000,000 shares to 15,000,000 shares;

          Proposal IV. Approve an amendment to the Company's Amended and Restated Articles of Incorporation to increase the percentage of outstanding shares required to call a Special Meeting of Shareholders from 10% to 20%;

          Proposal V. Approve the 1998 Key Employee Incentive Stock Compensation Program;

          Proposal VI.   Approve the 1998 Directors' Stock Option Plan; and

          Proposal VII. Approve the adjournment of the Annual Meeting to solicit additional proxies in the event that there are not sufficient votes to approve any one or more of the proposals.

          To transact such other business as properly may come before the Annual Meeting.

     Information relating to the above matters is set forth in the attached Proxy Statement. All shareholders of record at the close of business on April 14, 1998, are entitled to receive notice of and to vote at the Annual Meeting, or of any adjournments thereof.

     Each shareholder, whether he or she plans to attend the Annual Meeting, is requested to sign, date and return the enclosed Proxy Card without delay in the enclosed postage-paid envelope. Any proxy given by the shareholder may be revoked at any time before it is exercised. A proxy may be revoked by filing with the Corporate Secretary of the Company a written revocation or a duly executed proxy bearing a later date. Any shareholder present at the Annual Meeting may revoke his or her proxy and vote personally on each matter brought before the Annual Meeting.

                                   By Order of the Board of Directors

                                /s/JAMES V. SUSKIEWICH
                                   -------------------
                                   JAMES V. SUSKIEWICH
                                   Chairman of the Board
Winter Park, Florida
April 27, 1998

                                 REVOCABLE PROXY

                            FEDERAL TRUST CORPORATION
                               1211 Orange Avenue
                           Winter Park, Florida 32789

     This Proxy is solicited on behalf of the Board of Directors of Federal Trust Corporation ("Company") who will serve as the Proxy Committee for the 1998 Annual Meeting of Shareholders ("Annual Meeting").

     The undersigned shareholder hereby appoints the Proxy Committee with the full power of substitution to represent and to vote, as designated below, all the shares of the Company held of record by the undersigned on April 14, 1998, at the Annual Meeting to be held at 10:00 A.M., Eastern Time, on May 22, 1998, at the Farmers' Market, 200 West New England Street, Winter Park, Florida, or at any adjournment thereof.

     The undersigned shareholder may revoke this Proxy at any time before it is voted by either filing with the Secretary of the Company a written notice of revocation, delivering to the Company a duly executed Proxy bearing a later date, or by attending the Annual Meeting and voting in person.

                   PLEASE VOTE HEREIN AND SIGN AND DATE ON REVERSE SIDE

I.   Election of Directors:
      FOR all nominees listed below         WITHHOLD AUTHORITY to vote
      except as marked to the contrary      for all the nominees listed below

         (Instruction: To withhold authority for any individual nominee, strike a line through the nominee's name in the list below.)

     Dr. Samuel C. Certo      George W. Foster     Kenneth W. Hill
     James V. Suskiewich      Aubrey H. Wright, Jr.

II. Ratify the selection of KPMG Peat Marwick LLP, as the independent auditors of the Company for the fiscal year ending December 31, 1998.

                  FOR            AGAINST             ABSTAIN

III. Approve the amendment to the Amended and Restated Articles of Incorporation to increase the amount of authorized common stock from 5,000,000 shares to 15,000,000 shares.

                  FOR            AGAINST             ABSTAIN




IV. Approve the amendment to the Amended and Restated Articles of Incorporation to increase the percentage of outstanding shares required to call a Special Meeting of Shareholders from 10% to 20%.

                  FOR            AGAINST             ABSTAIN

V.   Approve the 1998 Key Employee Incentive Stock Compensation Progarm.

                  FOR            AGAINST             ABSTAIN

VI.  Approve the 1998 Directors' Stock Option Plan.

                  FOR            AGAINST             ABSTAIN

VII. Approve the adjournment of the Annual Meeting to solicit additional proxies in the event that there are not sufficient votes to approve any one or more of the proposals listed on this Proxy Card.

                  FOR            AGAINST             ABSTAIN

NOTE: This Proxy is revocable and when properly executed will be voted in the manner directed by the undersigned shareholder. UNLESS CONTRARY DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS. If any other business is presented at the Annual Meeting, or any adjournment thereof, this Proxy will be voted by the Proxy Committee in its best judgment. At the present time the Board of Directors knows of no other business to be presented at the Annual Meeting.

IMPORTANT:

Please sign your name exactly as it appears on this Proxy Card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, agent, trustee or guardian, please give full title. If shareholder is a corporation, please sign in full corporate name by the president or other authorized officer. If shareholder is a partnership, please sign in partnership name by an authorized person.

The undersigned acknowledges receipt from the Company, prior to the execution of the Proxy, a Notice of the Annual Meeting, a Proxy Statement dated April 27, 1998 and the 1997 Annual Report.

                                        x_____________________________________
                                          Signature

                                        x_____________________________________
                                          Signature if held jointly

                                        Date:_________________________________
                                        Please mark,  sign, date and return this
                                         Proxy Card promptly, using the enclosed
                                         envelope.

NOTE: IF YOU RECEIVE MORE THAN ONE PROXY CARD, PLEASE SIGN AND RETURN ALL CARDS
                         IN THE ACCOMPANYING ENVELOPE.

PROXY STATEMENT

                   FEDERAL TRUST CORPORATION
              1998 ANNUAL MEETING OF SHAREHOLDERS

     This Proxy Statement and accompanying Proxy Card are being furnished in connection with the solicitation by the Board of Directors of Federal Trust Corporation ("Federal Trust" or "Company") of proxies to be voted at the 1998 Annual Meeting of Shareholders and at any adjournments thereof ("Annual Meeting"). The Annual Meeting will be held on FRIDAY, May 22, 1998, at 10:00 a.m., Eastern Time, at the Farmers' Market, 200 West New England Street, Winter Park, Florida. The date on which this Proxy Statement and the enclosed Proxy Card are first being sent or given to shareholders is April 27, 1998.

General

     The securities that can be voted at the Annual Meeting consist of common stock of the Company, $0.01 par value per share, with the holders of the common stock being entitled to one vote for each share on each matter submitted to the shareholders. Only shareholders of record as of the close of business on April 14, 1998 (the "Record Date") will be entitled to receive notice of, and to vote at, the Annual Meeting. On the Record Date, there were 4,941,547 shares of common stock outstanding, and no other classes of capital stock outstanding.

     Regardless of the number of shares of common stock that you own, it is important that shareholders be represented by proxy or in person at this Annual Meeting. Shareholders are urged to indicate the way they wish to vote in the spaces provided on the Proxy Card and return the Proxy Card signed and dated in the enclosed prepaid envelope. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given. If no space is marked, the proxy will be voted "FOR" the Director nominees; "FOR" the ratification of KPMG Peat Marwick LLP as the Company's auditors for the fiscal year ending December 31, 1998; "FOR" an amendment to the Company's Amended and Restated Articles of Incorporation to increase the amount of authorized common stock from 5,000,000 shares to 15,000,000 shares; "FOR" the amendment to the Company's Amended and Restated Articles of Incorporation to increase the percentage of outstanding shares required to call a Special Meeting of Shareholders from 10% to 20%; "FOR" the 1998 Key Employee Incentive Stock
Compensation Program; "FOR" the 1998 Directors' Stock Option Plan; and if necessary; "FOR" the adjournment of the Annual Meeting to solicit additional proxies in the event that there are not sufficient votes to approve any one or more of the foregoing proposals.

     The Board of Directors knows of no other matters that will be presented for consideration at this Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on other business, if any, that may properly come before the Annual Meeting, or any adjournments thereof.

Voting Procedures

     The Bylaws for Federal Trust provide that a majority of shares entitled to vote and be represented in person or by proxy at a meeting of the shareholders constitutes a quorum. Under the Florida Business Corporation Act ("Act"), Directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. Other matters are approved if affirmative votes cast by the holders of the shares represented at a meeting at which a quorum is present and entitled to vote on the subject matter exceed votes opposing the action unless a greater number of affirmative votes or voting by classes is required by the Act or the Company's Amended and Restated Articles of Incorporation. Therefore, abstentions and broker non-votes have no effect under Florida law. A broker non-vote generally occurs when a broker who holds shares in street name for a customer does not have authority to vote on certain non-routine matters under the rules of the New York Stock Exchange, because its customer has not provided any voting instructions on the matter.

Revocation of Proxy

     The presence of a shareholder at this Annual Meeting will not automatically revoke such shareholder's proxy. Shareholders may, however, revoke a proxy at any time prior to its exercise by simply filing with the Corporate Secretary of the Company a written notice of revocation, by delivering to Federal Trust a duly executed proxy bearing a later date, or by attending this Annual Meeting and voting in person.

Costs of Solicitation

     Federal Trust will bear the entire cost of preparing, assembling, printing and mailing this Proxy Statement, the accompanying Proxy Card and any additional material which may be furnished to shareholders. In addition to the use of the mails, proxies may be solicited by direct communication with certain shareholders or their representatives, including without limitation, telephone, telegraph or personal contact, by officers and employees of the Company who will not be specifically compensated for their services in this regard. Federal Trust has retained Regan & Associates, Inc., New York, New York, to aid in the solicitation of shareholders, primarily brokers, banks and others institutional investors for an estimated fee of $6,000. Arrangements have been made with brokerage houses, nominees and other custodians and fiduciaries to send proxy materials to their principals and their reasonable expenses will be reimbursed on request.


                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table contains information concerning the only persons known to Federal Trust to be the beneficial owners of more than 5% of the Company's outstanding common stock as of the Record Date.

     Name and Address
     of Beneficial Owner           Number of Shares         Percent of Class
     -------------------           ----------------         ----------------

  William R. Hough & Co.                495,241(1)               10.02%
  100 Second Avenue South, Suite 800
  St. Petersburg, Florida 33701
------------------------------

(1) Includes 247,641 shares owned by WRH Mortgage, Inc. and 247,600 shares owned by William R. Hough & Co.



                       PROPOSAL I - ELECTION OF DIRECTORS

     The Board of Directors of Federal Trust has nominated the current Board of Directors, comprised of James V. Suskiewich, Aubrey H. Wright, Jr., George W. Foster, Dr. Samuel C. Certo, and Kenneth W. Hill, to stand for election at the Annual Meeting. These Directors, upon the affirmative vote of the shareholders, will serve as the Board of Directors of the Company for a one-year term, or until such time their successors are duly elected.

     The following table sets forth the names and ages of the nominees, a description of their positions and offices with Federal Trust, a brief description of their principal occupation and business experience during the last five years, and certain other information including the number of shares of common stock beneficially owned as of the Record Date. If any nominee should become unavailable to serve for any reason (which is not anticipated) the persons named as proxies will vote all valid proxies for the election of the remaining nominees and for such other person or persons as may be designated by the Board of Directors, or to allow the vacancy created thereby to remain open until filled by the Board, or to reduce the authorized number of Directors, as the Board of Directors recommends.

Information Concerning Nominees
                                                                                Number of Shares of
                                                                  Years             Common Stock                   Percent
                                   Principal Occupation and       Elected as    Owned Beneficially at                 of
Name and Age                       Other Information              a Director     March 31, 1998 (1)                  Class
------------                       -----------------              ----------     ------------------                  -----

James V. Suskiewich / 50           Chairman of the Board;             1994          92,818(2)                        1.88%
                                   President and Chief Executive
                                   Officer ("CEO") of the
                                   Company since July 1996;
                                   President and CEO and a
                                   Director of Federal Trust
                                   Bank from January 1993 to
                                   present; and 1988 to 1993,
                                   President, CEO and a Director
                                   of First Federal Savings Bank
                                   of the Glades, Clewiston, Florida.
                                   Resides in Apopka, Florida.

Aubrey H. Wright, Jr. / 51         Chief Financial Officer of         1995          25,100                         *(3)
                                   the Company since April 1994;
                                   Chief Financial Officer and
                                   Director of Federal Trust Bank since
                                   June 1993; from 1991 to 1993,
                                   President, Chief Operating Officer
                                   and Director of Essex Savings Bank,
                                   F.S.B. Palm Beach, Florida; and
                                   from 1989 to 1991.   Resides in
                                   Winter Park, Florida.

George W. Foster / 68              Retired; President and CEO of      1997          11,343                         *(3)
                                   Federal Trust Bank from 1990 through
                                   1993; and Director of Federal Trust
                                   Bank since 1990.  Resides in
                                   Longwood, Florida.

Dr. Samuel C. Certo / 50           Director of the Company; Director  1997          25,000                           *(3)
                                   of Federal Trust Bank since 1996;
                                   former Dean and Professor of
                                   Management in the Crummer Graduate
                                   School of Business at Rollins
                                   College in Winter Park since 1986.
                                   Serves as a business consultant
                                   and has published  text- books in
                                   the area of management and
                                   strategic  management  and has
                                   been  involved  in executive
                                   education  for the past 20 years.
                                   Resides in Longwood, Florida.

Kenneth W. Hill / 64               Director of the Company;           1997          25,000                         *(3)
                                   Director of Federal Trust Bank
                                   since 1995; Retired-Vice President
                                   and Trust Officer of SunBank, N.A.
                                   Orlando, Florida from 1983 through
                                   1995. Resides in Orlando, Florida.

Directors and Executive                                                             228,847                        4.63%
Officers as a Group (8 persons)

------------------------------
(1) Except as indicated below, includes all shares of common stock owned by each Director's spouse, or as custodian or trustee for minor children, over which shares such individuals effectively exercise sole voting and investment power.

(2) Includes 50,782 shares held as trustee under Federal Trust's ESOP with respect to which Mr. Suskiewich exercises sole voting and investment power.

(3)      Amount is less than 1%.

   The Board of Directors recommends that you vote "FOR" the Directors Slate.

               Meetings, Committees and Compensation of Directors

   The Board of Directors of Federal Trust conducts its business through meetings of the full Board, the Compliance Committee, and the Nominating Committee. During the fiscal year ended December 31, 1997, the Board of Directors met nine times, the Compliance Committee met 12 times, and the Nominating Committee met one time. Each Director attended 100% of the aggregate of all meetings of the Board of Directors and the Committees on which he may have served during such fiscal year held during the period for which each of them was a Director.

     The Compliance Committee is composed of Messrs. George W. Foster, Chairman, Dr. Samuel C. Certo, and Kenneth W. Hill. The purpose of the Compliance Committee is to monitor the Company's compliance with certain regulatory issues and requirements imposed on the Company by the Office of Thrift Supervision and report to the Board of Directors its recommendations for continued or improved compliance with these issues.

     The Nominating Committee is composed of the Board of Directors. The purpose of the Nominating Committee is to identify and recommend: (i) nominees for executive officer positions of the Company and its subsidiaries to the Board of Directors; and (ii) nominees for election to the Board of Directors of the Company and its subsidiaries. The Nominating Committee will consider nominees recommended by shareholders, but has not established any formal procedures for doing so. At the April 3, 1998 meeting of the Company's Board of Directors it was determined that it was in the Company's best interest to nominate the current Board of Directors as the Company's Directors slate for the 1998 Annual Meeting.

                             EXECUTIVE COMPENSATION

Summary Compensation Table
                   Compensation. The following table sets forth, for the fiscal years ended December 31, 1997, 1996, and 1995, the total compensation paid to or accrued by the Chief Executive Officer ("CEO") and each of the three most highly compensated executive officers of the Company and its subsidiaries, whose aggregate salaries and bonuses exceeded $100,000 per year.


                             Annual Compensation (1)
      Name and                                                                      Other Annual     Restricted Stock
Principal Position (2)          Year      Salary    Bonus (2)     Directors' Fees  Compensation(3)      Awards(4)     Options(5)
----------------------          ----      ------    ---------     ---------------  ---------------      ---------     ----------

James V. Suskiewich,            1997    $134,441    $ 41,000         $ 17,000       $ 21,446              --              --
President/CEO of the Company    1996     137,409      11,000           13,750         14,161              --              --
President/CEO of                1995     118,223      16,000            5,500         13,168              --              --
   Federal Trust Bank

Aubrey H. Wright, Jr            1997      84,808      18,500            9,500          8,291              --              --
Senior Vice President/          1996      79,904       6,000            7,250          5,936              --              --
   CFO of the Company           1995      74,875       4,500             --            1,589              --              --
Senior Vice President/
   CFO of Federal Trust Bank

Louis Laubscher                 1997      74,038      29,966             --            3,908              --              --
Vice President/Chief Lending    1996      69,807      16,848             --            4,218              --              --
   Officer of the Federal       1995      56,077      18,318             --            2,522              --              --
   Trust Bank
------------------------------

(1) Includes all compensation in the year earned whether received or deferred at the election of the executive.

(2) Includes $28,966, $10,848, and $17,318 in incentive bonuses for Mr. Laubscher based on resolutions of non-performing loans and REO in 1997, 1996, and 1995, respectively.

  (3)   Includes the estimated value of:

James V. Suskiewich                      1997       1996       1995
-------------------                      ----       ----       ----
Health & Life insurance premiums      $ 4,126    $ 4,454    $ 3,933
Use of Company automobile               5,924      6,928      6,564
Social/Country Club Dues                5,600      2,779      2,671
Supplemental Retirement Plan            5,796       --         --
                                      -------    -------    -------
          Total:                      $21,446    $14,161    $13,168
                                      =======    =======    =======

Aubrey H. Wright, Jr                     1997       1996       1995
--------------------                     ----       ----       ----
Health & Life insurance premiums      $ 5,477    $ 5,936    $ 6,285
Supplemental Retirement Plan            2,814       --         --
                                      -------    -------    -------
          Total:                      $ 8,291    $ 5,936    $ 6,285
                                      =======    =======    =======

Louis Laubscher                          1997       1996       1995
---------------                          ----       ----       ----
Health & Life insurance premiums      $ 3,908    $ 4,218    $ 2,522
                                      =======    =======    =======

(4) Includes value of fully vested participation in the Company's Employee Stock Ownership Plan ("ESOP"). In 1990, the Company adopted an ESOP which provides that the Company can make a contribution to a trust fund for the purpose of purchasing shares of the Company's common stock on behalf of the participants. The Company pays the entire cost of the ESOP and all salaried employees of the Company who have completed six months of service are eligible to participate. The ESOP is qualified under Section 497(e)(7) of the Internal Revenue Code, under which subsidiaries may act as participating employees. In addition, the ESOP meets all applicable requirements of the Tax Replacement Act of 1986 and is qualified under Section 401(c) of the Internal Revenue Code.

     Employee Stock Ownership Plan ("ESOP"). All full-time salaried employees of the Company, and its subsidiaries are participants in the ESOP. Executive officers of the Company are eligible to participate in the ESOP, but Directors are not eligible unless they are also full-time salaried employees. A participant's interest in the ESOP is vested after five years of service and there is no vesting prior to that period of time. As of December 31, 1997, 10 employees had vested interests in the ESOP. Mr. Suskiewich, Mr. Wright and Mr. Laubscher are not vested in the ESOP.

     The ESOP contributions by the Company are determined annually by the Board of Directors of the Company, taking into consideration the prevailing financial conditions, the Company's fiscal requirements and other factors deemed relevant by the Board. The Company, generally, may make contributions to the ESOP of up to 15% of total compensation paid to employees during the year. Each participant's contribution equals the proportion that each such participant's compensation for the year bears to the total compensation of all participants for such year. In 1997, 1996 and 1995, the Company contributed cash of $50,782, $38,000, and $10,000, respectively, to the ESOP.

Options and Long-Term Compensation

     Stock Option Plan for Directors. On May 5, 1993, the Board of Directors approved a Stock Option Plan for the Directors of the Company. The Stock Option Plan provided that a maximum of 176,968 shares of common stock (the "Option Shares") would be made available to Directors and former Directors of the Company. Stock Options for all the Option Shares were granted on May 6, 1993, to 12 former and one current director. The options are for a term of ten years from the date of grant. The Options were issued at an exercise price of $6.40 per share determined at the time of issuance to be the fair market value of the underlying common stock, subject to the Option Shares on the date the Stock Option was granted.

     On March 7, 1997, the Board of Directors of the Company rescinded the 1993 Stock Option Plan for Directors. The Company issued no stock options or stock appreciation rights as compensation during the period January 1, 1996 through March 7, 1997.

     The Board of Directors on January 30, 1998, adopted the 1998 Key Employee Incentive Stock Compensation Program (for key employees of Federal Trust) and the 1998 Directors' Stock Option Plan (collectively the "Plans") subject to shareholder approval of the respective Plans by a required majority of the outstanding shares of common stock. See Proposal V and Proposal VI for more detail concerning the specific terms of the Plans.

Report of Board of Directors

     Executive Compensation Policies and Program. The Company's executive compensation program is designed to:

                   Attract and retain qualified  management;

                   Enhance short-term financial  goals  of  the  Company; and

                   Enhance long-term shareholder value.

     Federal Trust strives to pay each executive officer the base salary that would be paid on the open market for a fully qualified officer of that position. The Board of Directors determines the level of base salary and any incentive bonus plan for the CEO and certain senior executive officers of the Company and a range for other executive officers based upon competitive norms, derived from annual surveys published by several independent banking institutes or private companies specializing in financial analysis of financial institutions. Such surveys provide information regarding compensation of financial institution officers and employees based on size and geographic location of the financial institution and serve as a bench mark for determining executive salaries. Actual salary changes are based upon an evaluation of each individual's performance based upon Company objectives and specific job description objectives, as well as the overall performance of the Company. Salaries for the Company's executive officers were reduced in fiscal year 1997 as compared to 1996, consistent with the Company's efforts to reduce budgeted expenses and overhead. The salaries of the executive officers of the Bank were increased to: (i) reflect the officer's job performance and role in the overall improved financial condition of the Company and the Bank; and (ii) to remain competitive with the salaries being offered to executive officers of similarly situated institutions.

     Bonus awards are made based upon the attainment of the Company's and Bank's net income targets, the officer's responsibilities and individual performance standards, with each officer being given the opportunity to earn an annual performance bonus, generally in the range of approximately 10-40% of his or her base salary. While Federal Trust did not award bonuses for 1997, the Bank paid bonuses to the three highest compensated executive officers as reflected on the Annual Compensation Table on page 7 herein, along with $22,000 in bonuses that were paid to five other officers and key employees based upon their individual performance.

     President and CEO James V. Suskiewich and Senior Vice President Aubrey H. Wright, Jr., received annual performance and regulatory improvement bonuses of $31,000 and $16,000, respectively, for their individual roles and efforts in the Company's planned internal restructuring and the successful recapitalization of the Company and the Bank, resulting in the Bank being again considered "well capitalized" under Federal Deposit Insurance Corporation's regulations. The Company also posted a profit in all four quarters of 1997, in contrast to the prior two years wherein the Company had posted losses in the aggregate of $3.2 million. The increase in net earnings was attributable to several factors, one of which was the resolution of $3.5 million in problem assets and the reduction in related expenses. The Board recognized Messrs. Suskiewich and Wright for their roles in this marked turnaround.

     Vice President and Chief Loan Officer, Louise E. Laubscher received a $28,966 incentive bonus for his role in resolving a number of nonperforming loans and real estate owned properties which are primarily attributable to prior management.

     Compensation of the Chief Executive Officer ("CEO"). The CEO of the Company does not receive compensation from the Company, but is compensated in his position as President and CEO of the Bank. The Company reimburses the Bank for the time Bank employees spend on Company matters.

     Compensation Committee Interlocks and Insider Participation in Compensation Decisions. James V. Suskiewich, the President and CEO of Federal Trust and the Bank, is a member of the Company's Board of Directors and participated in deliberations of the Board of Directors regarding executive compensation. Mr. Suskiewich, however, did not participate in any deliberation regarding his own compensation. As the CEO, Mr. Suskiewich is responsible for recommending the salary ranges for all employees, including those for executive officers, other than himself. Mr. Suskiewich presents the salary recommendations to the Board and the Board, in turn, reviews and analyzes all information submitted to it. Thereafter, the Board determines the compensation of all executive officers of the Company.

Employment Contracts

     Federal Trust and the Bank have jointly entered into employment agreements with two of their executive officers, James V. Suskiewich, President and Chief Executive Officer, and Aubrey H. Wright, Chief Financial Officer. The employment agreements became effective September 1, 1995. The employment agreements with Messrs. Suskiewich and Wright are substantially the same except as noted herein.

     Each of the individuals is entitled to receive a base salary, plus reimbursement of reasonable business expenses. Mr. Suskiewich is entitled to a discretionary performance bonus payable annually for the duration of the Agreement. For the year ended December 31, 1997, Mr. Suskiewich received a performance bonus of $10,000 and a one-time $20,000 bonus for his work on regulatory matters in 1997. Mr. Wright is also considered for any annual performance bonus program developed by the Bank or the Corporation. For the year ended December 31, 1997, Mr. Wright received a performance bonus of $5,000 and a one-time $10,000 bonus for his work on regulatory matters in 1997. The base salary and any bonus is paid by the Bank. Messrs. Suskiewich and Wright may participate in all employee benefits, stock option plans, pension plans, insurance plans and other fringe benefits commensurate with his position. On or before each September 15, the Board of Directors is required to review the employment agreements and the employees' performance and vote whether to extend the term of the employment agreements for an additional year. The decision to extend these agreements is within the sole discretion of the Board of Directors.

     The employment agreements provide for termination by the Bank for "cause", as defined in the employment agreement. In the event the Bank chooses to terminate Messrs. Suskiewich and Wright's employment for reasons other than for cause, they (or in the event of death, their respective beneficiaries) would be entitled to a severance payment equal to the total annual compensation for the remainder of the term of their employment agreement.

     The Agreement permits Messrs. Suskiewich and Wright to terminate their employment voluntarily. In the event of voluntary termination, except as previously described herein, all rights and benefits under the contracts shall immediately terminate upon the effective dates of termination.

Director Compensation

     Effective July 1, 1996, Federal Trust temporarily suspended the payment on all Board and Committee fees. Prior to that time, each Director of Federal Trust received a fee of $500 for each meeting of the Board which he or she attended, plus $750 per quarter, $250 for each Compliance Committee meeting, and no fee for any other standing committee of which he or she is a member or which he or she attended. Directors are reimbursed for expenses incurred in connection with attendance at meetings of the Board of Directors and all standing committees. The Directors of Federal Trust Bank ("Bank"), however, receive Director's fees. Each Bank Director receives a quarterly Director's fee of $750, $500 per Board meeting, and $250 for each Committee meeting attended.

                          TRANSACTIONS WITH MANAGEMENT

Indebtedness of Management

     In 1994, the Board of Directors of the Company and the Bank amended their loan policies with regard to loans to Directors, officers and employees. The current policy is generally not to make loans to Directors, officers and employees. Any loans that are made, however, will require approval of a majority of the disinterested Directors of the company making the loan. The Bank is also subject to the provisions of Section 22(h) of the Federal Reserve Act. Any credit extended by the Bank to Directors, executive officers and, to the extent otherwise permitted, principal shareholders, or any affiliates thereof must be:
(i) on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions by the Bank with non-affiliated parties; and (ii) not involve more than the normal risk of repayment or present other unfavorable features.

     As of December 31, 1997, neither the Company nor the Bank had any loans outstanding to Directors or executive officers. The Bank, however, did have $737,472 in commercial loans to Morrone, Smoker and Grill, Inc., whose President Jack L. Morrone is the brother-in-law of the Company's former Chairman and Chief Executive Officer. Mr. Morrone is considered to be an "affiliate", as that term is defined by SEC regulations. This largest outstanding balance during 1997 was $478,128. As of February 28, 1997, the balance was $354,188.

Transactions With Certain Related Persons

     Effective January 1, 1990, John Martin Bell, a former director and former major shareholder of the Company and the wife of the former Chairman of the Board of the Company, as lessor, and the Company, as lessee, entered into a triple net lease (the "Lease"), pursuant to which the Company leased from Mrs. Bell 3,953 square feet of office space located at 1211 Orange Avenue, Winter
Park, Florida (the "Premises"). The term of the Lease was two (2) years. Effective January 1, 1991, the Lease was amended to increase the term from December 31, 1991 to December 31, 2000. The square footage leased by the Company increased to 11,393 square feet. On November 11, 1991, the Company and Ms. Bell terminated the Lease and executed a new triple net lease (the "New Lease"), pursuant to which the Company has leased 13,305 square feet in the Premises. The term of the New Lease runs until December 31, 2000. The New Lease will automatically be extended for two (2) consecutive periods of ten (10) years each unless the Company elects to terminate the New Lease pursuant to the notice provisions in the New Lease prior to the expiration of the ten-year lease period. Effective July 15, 1992, the New Lease was modified to reduce the amount of space leased to 12,392 square feet and to decrease the annual rental by $49,510 to $240,686. Effective June 6, 1994, the New Lease was modified to decrease the annual rent for the years 1993 and 1994 to $216,984 and $223,552, respectively. Effective June 1, 1995, the New Lease was modified to increase the amount of space leased to 13,305 square feet. The rent for 1996 through the end of the New Lease term will be the preceding year's rent increased by the Consumer Price Index Escalation, provided however, that in no event shall the rent increase be less than 3% or more than 6%. The Company believes that the terms of this transaction are no less favorable to the Company than transactions obtainable from unaffiliated parties. When a transaction involves the Company and an officer, Director, principal shareholder or affiliate, the policy of the Company is that the transaction will be on terms no less favorable to the Company than could be obtained from an unaffiliated party. Any such transactions must be approved in advance by a majority of independent and the disinterested Directors.

     During the year 1995, the Company reimbursed John Martin Bell for her cost of furniture, fixtures and leasehold improvements for the Company's office space located at 1270 Orange Avenue, Winter Park, Florida in the amount of $1,417. No fees or profit was paid to the Bells in connection with this reimbursement. The Company believes that the terms of this reimbursement are no less favorable to the Company than what could be obtained from unaffiliated parties.

     All future transactions with officers, Directors, principal shareholders or affiliates of the Company and its subsidiaries will be on terms no less favorable than could be obtained from unaffiliated parties, and shall be approved by the Board of Directors, including a majority of the independent disinterested Directors of the Company.


                          PROPOSAL II - RATIFICATION OF
                     APPOINTMENT OF THE INDEPENDENT AUDITORS

     The Board of Directors has appointed the KPMG Peat Marwick LLP, as the Company's independent accountants to audit the accounts of the Company and the Bank for the 1998 fiscal year. KPMG Peat Marwick LLP, has served as the Company's auditors since the fiscal year ending December 31, 1990, and during this period has been engaged by Federal Trust to provide certain tax and consultant services. KPMG Peat Marwick LLP, plans to have a representative present at the Annual Meeting who will have the opportunity to make a statement if he or she desires to do so and is expected to respond to shareholders' questions regarding the Company's financial statements. The Board of Directors recommends that the shareholders vote for approval of the appointment of KPMG Peat Marwick LLP, as the independent accountants for the succeeding year. If the appointment is not approved, the Board will select other independent accountants.

     Approval of the appointment requires the affirmative vote of a majority of the votes cast by the holders of shares of the Company's common stock present in person or represented by proxy at the Annual Meeting, provided that a quorum is present.

     The Board of Directors recommends that you vote "FOR" ratification of the selection of KPMG Peat Marwick LLP as independent auditors of the Company for the fiscal year ending December 31, 1998.


                          PROPOSAL III - TO AMEND THE
                        AMENDED AND RESTATED ARTICLES OF
                      INCORPORATION TO INCREASE THE AMOUNT
                      OF AUTHORIZED SHARES OF COMMON STOCK

     General. The Board of Directors has approved and recommends that the shareholders adopt an amendment to Article III of the Company's Amended and Restated Articles of Incorporation which would increase the number of authorized common stock from 5,000,000 shares to 15,000,000 shares (the "Stock Amendment"). See Appendix A. To be adopted, this Proposal requires the affirmation vote of the holders of a majority of all of the outstanding shares of common stock of the Company entitled to vote thereon at the Annual Meeting (2,470,774 shares). The Board of Directors believes that it is in the Company's best interests to increase the number of authorized shares of common stock in order to have additional authorized but unissued shares available for issuance to meet business needs as they arise. As of the Record Date there were 4,941,547 shares of common stock issued and outstanding. Approximately 58,453 shares are subject to stock options that were granted in connection with the 1990 public stock offering to certain registered sales representatives of the brokers/dealer engaged to sell the securities. The stock options, which have an adjusted strike price of $5.54 per share, will expire on October 26, 1999. Federal Trust currently has no authorized shares to issue. The Board of Directors considers the proposed increase in the number of authorized shares as being very important to the Company because it would give the Board the necessary flexibility to issue common stock for possible future offerings, financings, stock dividends or distributions, acquisitions, stock option plans or other proper corporate purposes which may be identified in the future by the Board of Directors, without the possible expense and delay of a special shareholders' meeting.

Dilutive Effect of Issuance of Additional Shares

     The authorization of additional shares of Common Stock pursuant to the Stock Amendment will have no dilutive effect upon the proportionate voting power of the present shareholders of Federal Trust. To the extent that shares are subsequently issued to persons other than the present shareholders and/or in proportions other than the proportion that presently exists, however such issuance could have a substantial dilutive effect on present shareholders.

     The Board of Directors of Federal Trust believes that the proposed Stock Amendment to Article IV of the Amended and Restated Articles of Incorporation will provide several long-term benefits to Federal Trust and its shareholders, including the flexibility to pursue acquisitions in exchange for common stock of the Company. While Federal Trust has no specific plans, proposals, understandings or agreements for any such acquisition, the issuance of additional shares of common stock for an acquisition may have a dilutive effect on earnings per share and book value per share, as well as a dilutive effect on the voting power of existing shareholders. The Company would expect that any such dilutive effect on earnings per share and/or book value per share would be relatively short-term in duration.

Anti-Takeover Effect of Proposal

     The issuance of additional shares of common stock by the Company may potentially have an anti-takeover effect by making it more difficult to obtain shareholder approval of various actions, such as a merger. The proposed increase in the number of authorized shares of common stock could enable the Board of Directors to render more difficult an attempt by another person or entity to obtain control of Federal Trust, though the Board of Directors has no present intention of issuing additional shares for such purposes and has no present knowledge of such takeover efforts.

     The Company has no current arrangements, understandings or plans at the present time for the issuance or use of the additional shares of common stock proposed to be authorized, except that the Board of Directors has authorized a total of 425,000 shares to be set aside for stock options, pursuant to the 1998 Key Employee Incentive Stock Compensation Program and the 1998 Directors' Stock Option Plan which are discussed in Proposal V and Proposal VI, herein.

     The Board of Directors recommends that you vote "FOR" the amendment to the Articles of Incorporation.





                       PROPOSAL IV - TO AMEND THE AMENDED
                     AND RESTATED ARTICLES OF INCORPORATION
                          TO INCREASE THE PERCENTAGE OF
                      OUTSTANDING SHARES REQUIRED TO CALL A
                         SPECIAL MEETING OF SHAREHOLDERS

     The Board of Directors has approved, and recommends that the shareholders adopt an amendment to Article V, Section C., of the Company's Amended and Restated Articles of Incorporation to increase the percentage of outstanding shares required to call a Special Meeting of Shareholders from the current 10% threshold to a 20% threshold. See Appendix A.

     Under the current Articles of Incorporation, a Special Meeting of Shareholders may be called pursuant to a resolution adopted by a majority of the full Board of Directors or 10% of the outstanding shares of common stock. As a result of the recent stock offering, the number of outstanding shares eligible to vote increased from 2,256,505 shares to 4,941,547 shares. A number of individual shareholders' beneficial interests also increased, making it easier for such shareholders to be able to call a Special Meeting. See "Security Ownership of Certain Beneficial Owners." The current 10% threshold is considered by the Board to be too low. The Board of Directors believes that it is in the Company's best interest to require a greater percentage of outstanding shares to be able to call a Special Meeting of Shareholders, due to the costs and disruptive effects a Special Meeting could have on the operations of the Company.

     Neither the Company's Articles nor Bylaws currently contain provisions that may be deemed to be anti-takeover provisions, such as a requirement for super-majority voting, classification of directors to serve for staggered terms, or a limitation on business combinations with interested shareholders. Increasing the threshold from 10% to 20% will, however, make it more difficult for shareholders to call a Special Meeting, and could increase the costs of calling a Special Meeting, as well as delay matters that shareholders may want to be considered until the next Annual Meeting. If adopted, the effect of the proposal would be to discourage such special meetings and to render it more difficult for shareholders to call a Special Meeting of Shareholders to consider possible mergers or sales of the Company or to remove incumbent Directors and management, even though such actions may be beneficial to shareholders generally. An additional effect might be to limit shareholder participation in certain merger or acquisition transactions whether or not such transactions are favored by incumbent management and, therefore, may be considered an anti-takeover provision.

     The Board of Directors recommends that you vote "FOR" the amendment to increase the percentage of outstanding shares required to call a Special Meeting of Shareholders.


                           PROPOSAL V - TO APPROVE THE
             1998 KEY EMPLOYEE INCENTIVE STOCK COMPENSATION PROGRAM

     The Board of Directors of Federal Trust has adopted the 1998 Key Employee Stock Compensation Program ("Program") for the benefit of officers and other key employees of the Company and the Bank. A copy of the Program is attached hereto as Appendix B. The Program is comprised of four parts; an Incentive Stock Option Plan, a Compensatory Stock Option Plan, a Stock Appreciation Rights Plan and a Performance Plan.

     The Program provides for a maximum of 325,000 shares of authorized common stock to be reserved for future issuance pursuant to the exercise of stock options ("Options") granted under the Program, unless adjusted as provided in
Article 6 of the Program. See page 3 of Appendix B. Stock appreciation rights, which enable the recipient on exercise to elect payment wholly or partially in cash based upon increases in the market value of the stock from the date of the grant, may also be awarded under the Program. In addition, the Program provides the Company with the ability to award shares of common stock to individuals based upon the attainment of specifically defined performance objectives.

     The Program is subject to approval of the holders of a majority of the outstanding common stock at the Annual Meeting. All options granted before shareholder approval of the Program are contingent upon receipt of such approval. Options granted under the Program will be exercisable in one or more installments and may be exercisable on a cumulative basis, as determined by a committee formed to administer the Program. Options granted are exercisable for a term not longer than 10 years. Options are not transferable and will terminate within a period of time following termination of employment with the Company. In the event of a change in control of the Company or a threatened change in control of the Company, all Options granted before such event shall become immediately exercisable; provided, however, that no Options shall be exercisable for a period of six months from the date of grant. The term "control" generally means the acquisition of 10% or more of the voting securities of the Company by any person or group of persons acting as a group. See Section 6 "Acceleration of Right of Exercise of Installments" of Appendix B pages 11 and 12. This provision may have the effect of deterring hostile changes in control by increasing the costs of acquiring control.

     Options granted under the Program will be either "incentive stock options" within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended, which are designed to result in beneficial tax treatment to the employee but no tax deduction to the Company, or "compensatory stock options" which do not give the employee certain benefits of the incentive stock option, but will entitle the Company to a tax deduction when the Options are exercised. The Option exercise price of incentive stock options may not be less than the fair market value of common stock on the date the Option is granted. Compensatory stock options may be exercisable at a price equal to or less than the fair market value of a share of common stock at the time of the grant of the Option.

     A Committee consisting of not less than three Directors of the Company (none of whom is a full-time officer or other salaried employee of the Company or the Bank) has been given authority to administer the Program and to grant options, stock appreciation rights and share awards thereunder. The current Program Administrators are Messrs. George W. Foster, Dr. Samuel C. Certo and
Kenneth W. Hill. The committee may make grants under the Program at its discretion from time to time to full-time employees of the Company, including those who are Directors and officers. Directors who are not full-time salaried employees of the Company are not eligible to participate in the Program.

     The following table shows the stock options granted under the Program to certain officers and employees of the Company, as well as all executive officers and non-executive officers, as a group. No consideration will be received by the Company in return for the grant of the Options although consideration would be received upon exercise of the Options. The exercise price of each Option is $4.00 per share, the fair market value of the common stock on January 30, 1998, based upon the "bid price" on that date. The Options granted to date are intended to be incentive stock options. For financial reporting purposes, there will be no charge to the income of the Company in connection with the grant or exercise of an Option. The market value of the common stock was $4.31 per share as of April 8, 1998.

                                                  Number of Shares
                                                     Subject to
     Name                  Title                   Options Granted
     ----                  -----                   ---------------

James V. Suskiewich    President/CEO                    120,000
Aubrey H. Wright       Senior Vice President/CFO         70,000
Louis E. Laubscher     Vice President/CLO                30,000
Jennifer B. Brodnax    Vice President/Operations         15,000
Kevin L. Kranz         Vice President/Loan Servicing     15,000
Thomas J. Punzak       Vice President/Accounting         15,000
Clair I. Ford          Corporate Secretary               10,000
                                                         ------

     Total                                              275,000
                                                        =======

     The grant of stock appreciation rights would require charges to the income of Federal Trust based on the amount of the appreciation, if any, in the average market price of the common stock to which the appreciation rights are related over the option price of those shares. In the event of a decline in the market price of the Company's common stock subsequent to a charge against earnings related to the estimated costs of stock appreciation rights, a reversal of prior charges is made in the amount of such decline (but not to exceed aggregate prior increases). Share awards also require a charge to income equal to the amount of the award when it becomes likely that the shares will be awarded, with subsequent increases or decreases in the market price of the common stock prior to the actual awarding of the shares treated in the same manner as stock appreciation rights. No stock appreciation rights or share awards have been granted or are presently intended to be granted under the Program.

     The terms of the Program may be amended by the Program Administrators except that no amendment may increase the maximum number of shares included in the Program, change the exercise price of incentive stock options, increase the maximum term established for any Option, stock appreciation right or share award, or permit any grant to a person who is not a full-time employee of the Company.

     The Board of Directors recommends that you vote "FOR" the approval of the Trust Corporation's 1998 Key Employee Incentive Stock Compensation Program.


                          PROPOSAL VI - TO APPROVE THE
                        1998 DIRECTORS' STOCK OPTION PLAN

     The Board of Directors of Federal Trust has adopted a 1998 Directors' Stock Option Plan ("Directors' Option Plan") attached hereto as Appendix C. The following is a summary of the material features of the Directors' Option Plan which is qualified in its entirety by reference to the complete provisions of the attached Directors' Option Plan.

     Each member of the Board of Directors, who is not an employee of Federal Trust or the Bank, has been granted a single non-statutory option to purchase shares of common stock. The purpose of the Directors' Option Plan is to promote the growth and profitability of Federal Trust and to provide outside Directors of the Company with an incentive to achieve the long-term objectives of Federal Trust and the Bank, attract and retain non-employee Directors of outstanding competence and to provide such outside Directors with an opportunity to acquire an equity interest in the Company. The Directors' Option Plan authorizes the granting of non-statutory stock options (options which do not qualify as incentive stock options). See discussion under Proposal IV. The shares of common stock issued under this Plan shall be from authorized and previously unissued shares.

     Options to purchase shares of common stock shall be granted to non-employee Directors of the Company at the following times and in the following amounts:

     Each of the current non-employee Directors will be granted an Option to purchase 25,000 shares of common stock. New Directors elected or appointed to the Board of Directors of the Company or any wholly-owned subsidiary of the Company may be granted Options to purchase shares of common stock, as determined by the Board of Directors in its sole discretion.

     The per share exercise price at which the shares of common stock may be purchased upon exercise of a granted Option will be equal to the fair market value of a share of common stock as of the date of grant. For purposes of this Plan, the fair market value of a share of common stock shall be the closing sale price of a share of common stock on the date in question (or, if such day is not a trading day on the U.S. markets, on the nearest preceding trading day), as reported with respect to the principal market (or the composite of the markets, if more than one), or national quotation system in which such shares are then traded, or if no such closing prices are reported, the mean between the closing high bid and low asked prices of a share of common stock on the principal market or national quotation system then in use, or if no such quotations are available, the price furnished by a professional securities dealer making a market in such shares selected by the Board.

     An Option may be exercised at any time on or after six months after the date of grant until ten years after the date of grant. Unless terminated, this Plan shall remain in effect for a period of ten years ending on the tenth anniversary of the Effective Date. Termination of this Plan will not affect any Options previously granted, and such Options shall remain valid and in effect until they: (i) have been fully exercised; (ii) are surrendered; or (iii) expire or are forfeited in accordance with their terms.

     The Board of Directors recommends a vote "FOR" the approval of Federal Trust Corporation's 1998 Directors' Stock Option Plan.


                           PROPOSAL VII - ADJOURNMENT
                                OF ANNUAL MEETING

     Federal Trust seeks your approval to adjourn the Annual Meeting in the event that the number of proxies sufficient to approve Proposals I, II, III, IV, V or VI are not received by May 22, 1998. In order to permit proxies that have been received by Federal Trust at the time of the Annual Meeting to be voted, if necessary, for the adjournment, Federal Trust is submitting the question of adjournment to permit further solicitation of proxies to approve Proposals I, II, III, IV, V or VI to the shareholders as a separate matter for your consideration. If it becomes necessary to adjourn the Annual Meeting, and the adjournment is for a period of less than 30 days, no notice of the time and place of the adjourned meeting need be given the shareholders, other than an announcement made at the Annual Meeting.

     The Board of Directors recommends a vote "FOR" the approval of the adjournment of the Annual Meeting.


            OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING

     The Board of Directors knows of no other business which will be presented for consideration at the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.


              FINANCIAL STATEMENTS AND OTHER FINANCIAL INFORMATION

     The 1997 financial statements, selected consolidated financial data, and management's discussion and analysis of financial condition and results of operations appear in its Annual Report for the fiscal year ended December 31, 1997, which is being mailed to all shareholders along with this Proxy Statement. The financial statements are incorporated herein by reference.


                             SHAREHOLDERS' PROPOSALS

     Proposals of shareholders intended to be presented at the 1999 Annual Meeting should be submitted by certified mail, return receipt requested, and must be received by Federal Trust at its corporate office located at 1211 Orange Avenue, Winter Park, Florida 32787, on or before December 16, 1998, to be eligible for inclusion in next year's Proxy Statement in form of proxy relating to that meeting. However, if next year's annual meeting of shareholders is held on a date more than 30 days before or after the corresponding date of the 1998 Annual Meeting, any shareholder who wishes to have a proposal included in the Proxy Statement for that meeting must deliver a copy of the proposal to Federal Trust a reasonable time before the Proxy solicitation is made. Federal Trust reserves the right to decline to include in the Proxy Statement any shareholder's proposal which does not comply with the Proxy rules (Regulation
14A) adopted under the Securities Exchange Act of 1934, as amended.

                                                       FEDERAL TRUST CORPORATION

WINTER PARK, FLORIDA
April 27, 1998

                              ARTICLES OF AMENDMENT
                                       TO
                            ARTICLES OF INCORPORATION
                          OF FEDERAL TRUST CORPORATION

     Pursuant to the provisions of Section 607.1006, Florida Statutes, Federal Trust Corporation ("Corporation") adopts the following Articles of Amendment to its Articles of Incorporation.

Amendment adopted: Article III of the Restated Articles of Incorporation originally filed with the Secretary of State of the State of Florida on October 5, 1994, is hereby amended to read as follows:

                           ARTICLE IV - CAPITAL STOCK

          The maximum number of shares which this Corporation is authorized to have outstanding at any time is 15,000,000 shares, all of which shall be shares of common stock having a par value of $0.01 per share (the "Common Stock"). All such shares shall be identical with each other in every respect and the holders of such shares shall be entitled to one vote for each share on all matters on which stockholders have the right to vote.

Amendment  adopted:   Article  V,  Section  C.,  of  the  Restated  Articles  of
Incorporation filed with the Secretary of State of the State of Florida on October 5, 1994, is hereby amended to read as follows:

                        ARTICLE V - POWERS AND GOVERNANCE

          C. Special meetings of the stockholders may be called by: (i) the Board of Directors pursuant to a resolution duly adopted by a majority of the total number of directors then authorized, whether or not any vacancies then exist in previously authorized directorships (the Board of Directors as comprised of all directorships authorized at a given time being the "Full Board"); or (ii) by stockholders who hold not less than twenty percent (20%) of all of the votes entitled to be cast on any issue proposed to be considered at the proposed special meeting by their signing, dating and delivering to the Corporate Secretary one or more written demands for the special meeting describing the purpose(s) for which the special meeting is to be held.

     In accordance with Section 607.1003, Florida Statutes, the foregoing Articles of Amendment were proposed and approved by the Board of Directors of the Corporation at a duly called meeting of the Board of Directors held on April 3, 1998, and subsequently adopted by affirmative vote of a sufficient number of the single class of stockholders of the Corporation at the 1998 Annual Meeting of Shareholders held on May 22, 1998.

                                   APPENDIX A

     IN WITNESS WHEREOF, the undersigned authorized officer of the Corporation executed these Articles of Amendment on this 22nd day of May, 1998.

                            FEDERAL TRUST CORPORATION





                                   James V. Suskiewich
                                   Chairman of the Board,
                                   President and Chief Executive Officer

Attest:
     Clair I. Ford
     Corporate Secretary

                            FEDERAL TRUST CORPORATION



                                1998 KEY EMPLOYEE
                               STOCK COMPENSATION
                                     PROGRAM















                               1211 Orange Avenue
                              Winter Park, FL 32789


                                   APPENDIX B

                            FEDERAL TRUST CORPORATION

                  1998 KEY EMPLOYEE STOCK COMPENSATION PROGRAM


     1. Purpose. This 1998 Key Employee Stock Compensation Program ("Program") is intended to secure for Federal Trust Corporation, Federal Trust Bank, and the subsidiaries of either company (collectively, the "Corporation"), the benefits arising from ownership of the Corporation's common stock, par value $.01 per share ("Common Stock"), by those selected officers and other key employees of the Corporation who will be responsible for its future growth. The Program is designed to help attract and retain superior personnel for positions of substantial responsibility with the Corporation and to provide key employees with an additional incentive to contribute to the success of the Corporation.

     2. Elements of the Program. In order to maintain flexibility in the award of stock benefits, the Program is comprised of four parts: (i) an Incentive Stock Option Plan ("Incentive Plan"); (ii) a Compensatory Stock Option Plan ("Compensatory Plan"); (iii) a Stock Appreciation Rights Plan ("SAR Plan"); and
(iv) a Performance Shares Plan ("Performance Plan"). Copies of the Incentive Plan, Compensatory Plan, SAR Plan and Performance Plan are attached hereto as Plan I, Plan II, Plan III, and Plan IV, respectively, and are collectively referred to herein as the "Plans". The grant of an option, appreciation right or performance share under one of the Plans shall not be construed to prohibit the grant of an option, appreciation right or performance share under any of the other Plans.

     3. Applicability of General Provisions. Unless any Plan specifically indicates to the contrary, all Plans shall be subject to the General Provisions of the Program set forth below.

     4. Administration of the Plans. The Plans shall be administered, construed, governed and amended in accordance with their respective terms.


                        GENERAL PROVISIONS OF THE PROGRAM

     Article 1. Administration. The Program shall be administered by a committee which shall consist of three or more members of the Board of Directors, none of whom is an officer or employee of the Corporation, and each of whom shall be a "disinterested person" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended. The committee, when acting to administer the Program, is referred to as the "Program Administrators". Any action of the Program Administrators shall be taken by majority vote or the unanimous written consent of the Program Administrators. No Program Administrator shall be liable for any action or determination made in good faith with respect to the Program or to any option, stock appreciation right, or performance share granted thereunder.

     Article 2. Authority of Program Administrators. Subject to the other provisions of this Program, and with a view to effecting its purpose, the Program Administrators shall have sole authority in their absolute discretion:
(i) to construe and interpret the Program; (ii) to define the terms used herein;
(iii) to prescribe, amend and rescind rules and regulations relating to the Program; (iv) to determine the employees to whom options, appreciation rights and performance shares shall be granted under the Program; (v) to determine the time or times at which options, appreciation rights and performance shares shall be granted under the Program; (vi) to determine the number of shares subject to any option or stock appreciation right under the Program and the number of shares to be awarded as performance shares under the Program as well as the option price, and the duration of each option, appreciation right and performance share, vesting requirements, and any other terms and conditions of options, appreciation rights and performance shares; (vii) to terminate the Program; and (viii) to make any other determinations necessary or advisable for the administration of the Program and to do everything necessary or appropriate to administer the Program. All decisions, determinations and interpretations made by the Program Administrators shall be binding and conclusive on all participants in the Program and on their legal representatives, heirs and beneficiaries.

     Article 3. Maximum Number of Shares Subject to the Program. The maximum aggregate number of shares of Common Stock available pursuant to the Plans, subject to adjustment as provided in Article 6 hereof, shall be 325,000 shares of Common Stock. If any of the options granted under this Program expire or terminate for any reason before they have been exercised in full, the unpurchased shares subject to those expired or terminated options shall again be available for the purposes of the Program. If the performance objectives associated with the grant of any performance share(s) are not achieved within the specified performance period, or if the performance share grant terminates for any reason before the performance objective date arrives, the shares of Common Stock associated with such performance shares shall again be available for the purposes of the Program.

     Article 4. Eligibility and Participation. Only regular, full-time employees of the Corporation, including officers whether or not directors of the Corporation, or of any subsidiary, shall be eligible for selection by the Program Administrators to participate in the Program. Directors who are not full-time, salaried employees of the Corporation, or of any subsidiary, shall not be eligible to participate in the Program.

     Article 5. Effective Date and Term of Program. The Program shall become effective upon its adoption by the Board of Directors of the Corporation and subsequent approval of the Program by a majority of the total votes eligible to be cast at a meeting of Federal Trust Corporation's shareholders, which vote shall be taken within 12 months of adoption of the Program by the Corporation's Board of Directors; provided, however, that options, appreciation rights and performance shares may be granted under this Program prior to obtaining shareholder approval of the Program and, further provided, that any such options or appreciation rights or performance shares shall be contingent upon such shareholder approval being obtained and may not be exercised prior to such approval. The Program shall continue in effect for a term of 10 years unless sooner terminated under Article 2 of the General Provisions.

     Article 6. Adjustments. If the shares of Common Stock of the Corporation as a whole are increased, decreased, changed into or exchanged for a different number or kind of shares or securities through merger, consolidation, combination, exchange of shares, other reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, an appropriate and proportionate adjustment shall be made in the maximum number and kind of shares as to which options, appreciation rights and performance shares may be granted under this Program. A corresponding adjustment changing the number or kind of shares allocated to unexercised options, appreciation rights, performance shares or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment in outstanding options and appreciation rights shall be made without change in the aggregate purchase price applicable to the unexercised portion of the option or appreciation right but with a corresponding adjustment in the price for each share or other unit of any security covered by the option or appreciation right. In making any adjustment pursuant to this Article 6, any fractional shares shall be disregarded.

     Article 7. Termination and Amendment of Program. The Program shall terminate no later than 10 years from the date such Program is adopted by the Board of Directors or the date such Program is approved by the shareholders, whichever is earlier. No options, appreciation rights or performance shares shall be granted under the Program after that date. Subject to the limitation contained in Article 8 of the General Provisions, the Program Administrators may at any time amend or revise the terms of the Program, including the form and substance of the option, appreciation right, and performance share agreements to be used hereunder; provided that no amendment or revision shall: (i) increase the maximum aggregate number of shares that may be sold, appreciated or distributed pursuant to options, appreciation rights or performance shares granted under this Program, except as permitted under Article 6 of the General Provisions; (ii) change the minimum purchase price for shares under Section 4 of the Plan I; (iii) increase the maximum term established under the Plans for any option, appreciation right or performance share; or (iv) permit the granting of an option, appreciation right or performance share to anyone other than as provided in Article 4 of the General Provisions.

     Article 8. Prior Rights and Obligations. No amendment, suspension or termination of the Program shall, without the consent of the employee who has received an option, appreciation right or performance share, alter or impair any of that employee's rights or obligations under any option, appreciation right or performance share granted under the Program prior to such amendment, suspension or termination.

     Article 9. Privileges of Stock Ownership. Notwithstanding the exercise of any options granted pursuant to the terms of this Program or the achievement of any performance objective specified in any performance share granted pursuant to the terms of this Program, no employee shall have any of the rights or privileges of a shareholder of the Corporation in respect of any shares of stock issuable upon the exercise of his or her option or achievement of his or her performance goal until certificates representing the shares have been issued and delivered. No shares shall be required to be issued and delivered upon exercise of any option or achievement of any performance goal as specified in a performance share unless and until all of the requirements of law and of all regulatory agencies having jurisdiction over the issuance and delivery of the securities shall have been fully complied with. No adjustment shall be made for dividends or any other distribution for which the record date is prior to the date on which such stock certificate is issued.

     Article 10. Reservation of Shares of Common Stock. During the term of this Program, the Corporation will at all times, reserve and keep available such number of shares of its Common stock as shall be sufficient to satisfy the requirements of the Program. In addition, the Corporation will from time to time, as is necessary to accomplish the purposes of this Program, seek to obtain from any regulatory agency having jurisdiction over any requisite authority in order to issue and sell shares of Common Stock hereunder. The inability of the Corporation to obtain from any regulatory agency having jurisdiction the authority deemed by the Corporation's counsel to be necessary to permit the lawful issuance and sale of any shares of its stock hereunder shall relieve the Corporation of any liability in respect of the non-issuance or sale of the stock as to which the requisite authority shall not have been obtained.

     Article 11. Tax Withholding. The exercise of any option, appreciation right or performance share granted under the Program is subject to the condition that if at any time the Corporation shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any state or federal law is necessary or desirable as a condition of, or in any connection with, such exercise or the delivery or purchase of shares pursuant thereto, then in such event, the exercise of the option, appreciation right or performance share shall not be effective unless such withholding tax or other withholding liabilities shall have been satisfied in a manner acceptable to the Corporation.

     Article 12. Employment. Nothing in the Program or in any option, stock appreciation right or performance share award shall confer upon any eligible employee any right to continued employment by the Corporation, or by any subsidiary corporations, or limit in any way the right of the Corporation or its subsidiary corporations at any time to terminate or alter the terms of that employment

                            FEDERAL TRUST CORPORATION

                                     PLAN I
                           INCENTIVE STOCK OPTION PLAN


     Section 1. Purpose. The purpose of this Incentive Stock Option Plan ("Incentive Plan") is to promote the growth and general prosperity of Federal Trust Corporation, Federal Trust Bank and the subsidiaries of either company (collectively, the "Corporation") by permitting the Corporation to grant options to purchase shares of its Common Stock. The Incentive Plan is designed to help attract and retain superior personnel for its positions of responsibility with the Corporation, or of any subsidiary, and to provide key employees with an additional incentive to contribute to the success of the Corporation. The Corporation intends that options granted pursuant to the provisions of the Incentive Plan will qualify and will be identified as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended ("Code"). This Incentive Plan is Part I of the Corporations Program. Unless any provision herein indicates to the contrary, this Incentive Plan shall be subject to the General Provisions of the Program.

     Section 2. Option Terms and Conditions. The terms and conditions of options granted under the Incentive Plan may differ from one another as the Program Administrators shall, in their discretion, determine, as long as all options granted under the Incentive Plan satisfy the requirements of the Incentive Plan.

     Section 3. Duration of Options. Each option and all rights thereunder granted pursuant to the terms of the Incentive Plan shall expire on the date determined by the Program Administrators, but in no event shall any option granted under the Incentive Plan expire later than 10 years from the date on which the option is granted, except that any employee who owns more than 10% of the combined voting power of all classes of stock of the Corporation, or of its subsidiaries, must exercise any options granted thereto within three years from the date of the grant. In addition, each option shall be subject to early termination as provided in the Incentive Plan.

     Section 4. Purchase Price. The purchase price for shares acquired pursuant to the exercise, in whole or in part, of any option shall not be less than the fair market value of the shares at the time of the grant of the option; except that for any employee who owns more than 10% of the combined voting power of all classes of stock of the Corporation, or of its subsidiaries, the purchase price shall not be less than 110% of the fair market value. For purposes of this Plan I, fair market value shall be the closing sale price of a share of Common Stock on the date in question (or, if such day is not a trading day in the U.S. markets, on the nearest preceding trading day), as reported with respect to the principal market (or the composite of the markets, if more than one) or national quotation system in which such shares are then traded, or if no such closing prices are reported, the mean between the high bid and low asked prices that day on the principal market or national quotation system then in use, or if no such quotations are available, the price furnished by a professional securities dealer making a market in such shares as selected by the Board of Directors of the Corporation.

     Section 5. Maximum Amount of Options Exercisable in any Calendar Year. The aggregate fair market value (determined as of the time the option is granted) of the Common Stock with respect to which incentive stock options, as defined in
Section 422(b) of the Code, are exercisable for the first time by any employee during any calendar year (under the terms of this Plan and all such plans of the Corporation and any subsidiaries) shall not exceed $100,000.

     Section 6. Exercise of Options. Each option shall be exercisable in one or more installments during its term, and the right to exercise may be cumulative as determined by the Program Administrators; provided, however, that no option may be exercisable for the first six months following the date the option is granted. No option may be exercised for a fraction of a share of Common Stock. The purchase price of any shares purchased shall be paid in full in cash or by certified or cashier's check payable to the order of the Corporation or by shares of Common Stock (including shares acquired pursuant to the exercise of an option), if permitted by the Program Administrators, or by a combination of cash, check or shares of Common Stock, at the time of exercise of the option, provided that the form(s) of payment allowed the employee shall be established when the option is granted. If any portion of the purchase price is paid in shares of Common Stock, those shares shall be tendered at their then fair market value as determined by the Program Administrators in accordance with Section 4 of this Incentive Plan.

     Section 7. Acceleration of Rights of Exercise of Installments. Notwithstanding the first sentence of Section 6 of this Incentive Plan with respect to the ability to exercise options in installments, in the event the Corporation or its shareholders enter into an agreement to dispose of all or substantially all of the assets or stock of the Corporation by means of a sale, merger or other reorganization, liquidation or otherwise, any option granted pursuant to the terms of the Incentive Plan shall become immediately exercisable with respect to the full number of shares subject to that option during the time period commencing as of the date of the agreement to dispose of all or substantially all of the assets or stock of the Corporation and, subject to the provisions hereof, ending when the disposition of assets or stock contemplated by that agreement is consummated or the option is otherwise terminated in accordance with its provisions or the provisions of this Incentive Plan, whichever occurs first; provided, however, that no option shall be immediately exercisable under this Section 7 on account of any agreement to dispose of all or substantially all of the assets or stock of the Corporation by means of a sale, merger or other reorganization, liquidation or otherwise where the shareholders of the Corporation immediately before the consummation of the transaction will own at least 50% of the total combined voting power of all classes of stock entitled to vote of the surviving entity, whether the Corporation or some other entity, immediately after the consummation of the transaction; and, provided further, that the exercisability of an option may not be accelerated prior to the sixth month anniversary of the date the option was granted. In the event the transaction contemplated by the agreement referred to in this Section 7 is not consummated, but rather is terminated, canceled or expires, the options granted pursuant to the Incentive Plan shall thereafter be treated as if that agreement had never been entered into.

     Notwithstanding the first sentence of Section 6 of this Incentive Plan with respect to the ability to exercise options in installments, and subject to the provisions of the first paragraph of this Section 7, in the event of a change of control of the Corporation or threatened change in control of the Corporation as determined by a vote of not less than a majority of the Board of Directors of the Corporation, all options granted prior to such change in control or threatened change of control shall become immediately exercisable, except that any option granted for less than six months shall not become exercisable until the sixth month anniversary of the date the option was granted. The term "control" for purposes of this Section shall refer to the acquisition of 10% or more of the voting securities of the Corporation by any person or by persons acting as a group within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended; provided, however, that for purposes of this Incentive Plan, except under the circumstances as set forth in the paragraph of this
Section 7, no change in control or threatened change in control shall be deemed to have occurred if prior to the acquisition of, or offer to acquire, 10% or more of the voting securities of the Corporation, the full Board of Directors of the Corporation shall have adopted by not less than two-thirds vote a resolution specifically approving such acquisition or offer. The term "person" for venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

     Section 8. Written Notice Required. Any option granted pursuant to the terms of the Incentive Plan shall be exercised when written notice of that exercise has been given to the Corporation at its principal office by the person entitled to exercise the option and full payment for the shares with respect to which the option is exercised has been received by the Corporation.

     Section 9. Compliance With Securities Laws. Shares of Common Stock shall not be issued with respect to any option granted under the Incentive Plan unless the exercise of that option and the issuance and delivery of those shares pursuant to that exercise shall comply with all relevant provisions of state and federal law including, without limitation, the Securities Act of 1933, as amended ("Securities Act"), the rules and regulations promulgated thereunder, and the requirements of any stock exchange or national quotation system upon which the shares may be listed, and shall be further subject to the approval of counsel for the Corporation with respect to such compliance. The Program Administrators may also require an employee to whom an option has been granted under the Incentive Plan ("Optionee") to furnish evidence satisfactory to the Corporation, including a written and signed representation letter and consent to be bound by any transfer restriction imposed by law, legend, condition or otherwise, that the shares are being purchased only for investment and without any present intention to sell or distribute the shares in violation of any state or federal law, rule or regulation. Further, each Optionee shall consent to the imposition of a legend on the shares of Common Stock subject to his or her option restricting their transferability to the extent required by law or by this Section 9.

     Section 10. Employment of Optionee. Each Optionee, if requested by the Program Administrators when the option is granted, must agree in writing as a condition of receiving his or her option that he or she will remain in the employ of the Corporation or any subsidiary of the Corporation (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which Section 425[a] of the Code applies), as the case may be, following the date of the granting of that option for a period specified by the Program Administrators, which period shall in no event exceed three years. Nothing in the Plan or in any option granted hereunder shall confer upon any Optionee any right to continued employment by the Corporation, or limit in any way the right of the Corporation at any time to terminate or alter the terms of that employment

     Section 11. Option Rights Upon Termination of Employment. If an Optionee ceases to be employed by the Corporation or any subsidiary corporation (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which Section 425[a] of the Code applies), for any reason other than death, disability or cause, his or her option shall immediately terminate; provided, however, that the Program Administrators, may, in their discretion, allow such option to be exercised (to the extent exercisable on the date of termination of employment) at any time within three months after the date of termination of employment, unless either the option or this Incentive Plan otherwise provides for earlier termination. If an Optionee is terminated for cause, any options granted thereto under the provision of this Plan shall terminate as of the effective date of such termination of employment.

     Section 12. Option Rights Upon Disability. If an Optionee becomes disabled within the meaning of Section 22(e)(3) of the Code while employed by the Corporation or any subsidiary corporation (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which Section 425[a] of the Code applies), the option may be exercised, to the extent exercisable on the date of termination of employment at any time within one year after the date of termination of employment due to disability, unless either the option or this Incentive Plan otherwise provides for earlier termination.

     Section 13. Option Rights Upon Death of Optionee. Except as otherwise limited by the Program Administrators at the time of the grant of an option, if an Optionee dies while employed by the Corporation or any subsidiary corporation (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which Section 425[a] of the Code applies), or within three months after ceasing to be an employee thereof, his or her option shall expire one year after the date of death, unless by its term it expires sooner. During this one year or shorter period, the option may be exercised, to the extent that it remains unexercised on the date of death, by the person or persons to whom the Optionee's rights under the option shall pass by will or by the laws of descent and distribution, but only to the extent that the Optionee was entitled to exercise the option at the date of death.

     Section 14. Options not Transferable. Options granted pursuant to the terms of this Incentive Plan may not be sold, pledged, assigned or transferred in any manner otherwise than by will or the laws of descent and distribution and may be exercised during the lifetime of an Optionee, only by that Optionee, or his guardian or legal representative.

     Section 15. Conversion of Options Granted Under Incentive Plan. Options granted pursuant to the terms of this Incentive Plan may be converted with the written consent of the Optionee to compensatory non-qualified stock options subject to and governed by the provisions of the Compensatory Stock Option Plan, which is a part of the Program.

                            FEDERAL TRUST CORPORATION

                                     PLAN II
                         COMPENSATORY STOCK OPTION PLAN


     Section 1. Purpose. The purpose of this Compensatory Stock Option Plan ("Compensatory Plan") is to permit Federal Trust Corporation, Federal Trust Bank and the subsidiaries of either company (collectively, the "Corporation") to grant options to purchase shares of its Common Stock to selected officers and full-time, key employees of the Corporation or any subsidiary. The Compensatory Plan is designed to help attract and retain superior personnel for positions of substantial responsibility with the Corporation and to provide key employees with an additional incentive to contribute to the success of the Corporation. Any option granted pursuant to this Compensatory Plan shall be clearly and specifically designated as not being an incentive stock option, ass defined in
Section 422 of the Code. This Compensatory Plan is Part II of the Corporation's Program. Unless any provision herein indicates to the contrary, this Compensatory Plan shall be subject to the General Provisions of the Program.

     Section 2. Option Terms and Conditions. The terms and conditions of options granted under this Compensatory Plan may differ from one another as the Program Administrators shall, in their discretion determine as long as all options granted under the Compensatory Plan satisfy the requirements of the Compensatory Plan.

     Section 3. Duration Options. Each option and all rights thereunder granted pursuant to the terms of this Compensatory Plan shall expire on the date determined by the Program Administrators, but in no event shall any option granted under the Compensator Plan expire later than 10 years and one month from the date on which the option is granted. In addition, each option shall be subject to early termination as provided in the Compensatory Plan.

     Section 4. Purchase Price. The purchase price for shares acquired pursuant to the exercise, in whole or in part, of any option shall be equal to the fair market value of the shares at the time of the grant of the option. For purposes of this Plan II, fair market value shall be the Closing sale price of a share of Common Stock on the date in question (or, if such day is not a trading day in the U.S. markets, on the nearest preceding trading day) as reported with respect to the principal market (or the composite of the markets, if more than one) or national quotation system in which such shares are then traded, or if no such closing prices are reported, the mean between the high bid and low asked prices that day on the principal market or national quotation system then in use, or if no such quotations are available, the price furnished by a professional securities dealer making a market in such shares as selected by the Board of Directors of the Corporation.

     Section 5. Exercise of Options. Each option shall be exercisable in one or more installments during its term and the right to exercise may be cumulative as determined by the Program Administrators; provided, however, that no option may be exercisable for the first six months following the date the option is granted. No options may be exercised for a fraction of a share of Common Stock. The purchase price of any shares purchased shall be paid in full in cash or by certified or cashier's check payable to the order of the Corporation or by shares of Common Stock (including shares acquired pursuant to the exercise of an option), if permitted by the Program Administrators, or by a combination of cash, check or shares of Common Stock, at the time of exercise of the option. If any portion of the purchase price is paid in shares of Common Stock, those shares shall be tendered at their then fair market value as determined by the Program Administrators in accordance with Section 4 of this Compensatory Plan.

     Section 6. Acceleration of Right of Exercise of Installments. Notwithstanding the first sentence of Section 5 of this Compensatory Plan with respect to the ability to exercise options in installments, if the Corporation or its shareholders enter into an agreement to dispose of all or substantially all of the assets or stock of the Corporation by means of a sale, merger or other reorganization, liquidation, or otherwise, any option granted pursuant to the terms of this Compensatory Plan shall become immediately exercisable with respect to the full number of shares subject to that option during the period commencing as of the date of the agreement to dispose of all or substantially all of the assets or stock of the Corporation and, subject to the provisions hereof, ending when the disposition of assets or stock contemplated by that agreement is consummated, or the option is otherwise terminated in accordance with its provisions or the provisions of this Compensatory Plan, whichever occurs first; provided, however, that no option shall be immediately exercisable under this Section 6 on account of any agreement to dispose of all or substantially all of the assets or stock of the Corporation by means of a sale, merger or other reorganization, liquidation or otherwise where the shareholders of the Corporation immediately before the consummation of the transaction will own least 50% of the total combined voting power of all classes of stock entitled to vote of the surviving entity, whether the Corporation or some other entity, immediately after the consummation of the transaction; and, provided further, that the exercisability of an option may not be accelerated prior to the sixth month anniversary of the date the option was granted. In the event the transaction contemplated by the agreement referred to in this Section 6 is not consummated but rather is terminated, canceled or expires, the options granted pursuant to this Compensatory Plan shall thereafter be treated as if that agreement had never been entered into.

     Notwithstanding the first sentence of Section 5 of this Compensatory Plan with respect to the ability to exercise options in installments, and subject to the provisions of the first paragraph of this Section 6, in the event of a change in control of the Corporation, or threatened change in control of the Corporation as determined by a vote of not less than a majority of the Board of Directors of the Corporation, all options granted prior to such change in control or threatened change in control shall become immediately exercisable, except that any option granted for less than six months shall not become exercisable until the sixth month anniversary of the date the option was granted. The term "control" for purposes of this Section shall refer to the acquisition of 10% or more of the voting securities of the Corporation by any person or by persons acting as a group within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended; provided, however, that for purposes of this Compensatory Plan, except under the circumstances as set forth in the first paragraph of this Section 6 no change in control or threatened change in control shall be deemed to have occurred if prior to the acquisition of, or offer to acquire, 10% or more of the voting securities of the Corporation, the full Board of Directors of the Corporation shall have adopted by not less than two-thirds vote a resolution specifically approving such acquisition or offer. The term "person" for purposes of this Section refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

     Section 7. Written Notice Required. Any option granted pursuant to the terms of this Compensatory Plan shall be exercised when written notice of that exercise has been given to the Corporation at its principal office by the person entitled to exercise the option and full payment for the shares with respect to which the option is exercised has been received by the Corporation.

     Section 8. Compliance With Securities Laws. Shares shall not be issued with respect to any option granted under the Compensatory Plan, unless the exercise of that option and the issuance and delivery of the shares pursuant thereto shall comply with all relevant provisions of state and federal law, including, without limitation, the Securities Act, the rules and regulations promulgated thereunder and the requirements of any stock exchange or national quotation system upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Corporation with respect to such compliance. The Program Administrators may also require an employee to whom an option has been granted ("Optionee") to furnish evidence satisfactory to the Corporation, including a written and signed representation letter and consent to be bound by any transfer restrictions imposed by law, legend, condition or otherwise, that the shares are being purchased only for investment purposes and without any present intention to sell or distribute the shares in violation of any state or federal law, rule or regulation. Further, each Optionee shall consent to the imposition of a legend on the shares of Common Stock subject to his or her option restricting their transferability to the extent required by law or by this Section 8.

     Section 9. Employment of Optionee. Each Optionee, if requested by the Program Administrators, must agree in writing as a condition of receiving his or her option that he or she will remain in the employment of the Corporation or any subsidiary (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which section 425[a] of the Code applies), following the date of the granting of that option for a period specified by the Program Administrators, which period shall in no event exceed three years. Nothing in this Compensatory Plan or in any option granted hereunder shall confer upon any Optionee any right to continued employment by the Corporation or any of its subsidiaries, or limit in any way the right of the Corporation or any subsidiary at any time to terminate or alter the terms of that employment.

     Section 10. Option Rights Upon Termination of Employment. If any Optionee under this Compensatory Plan ceases to be employed by the Corporation or any subsidiary (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which section 425[a] of the Code applies), for any reason other than disability, death or cause, his or her option; provided, however, that the Program Administrators may, in their discretion, allow such option to be exercised, to the extent exercisable on the date of termination of employment, at any time within the remaining period for exercise of the option, unless either the option or this Plan otherwise provides for earlier termination. If an Optionee is terminated for cause, any options granted thereto under the provisions of this Plan shall terminate as of the effective date of such termination of employment.

     Section 11. Option Rights Upon Disability. If an Optionee becomes disabled within the meaning of Section 22(e)(3) of the Code while employed by the Corporation or any subsidiary corporation (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which section 425[a] of the Code applies), the Program Administrators, in their discretion, may allow the option to be exercised, to the extent exercisable on the date of termination of employment or directorship, at any time within five years after the date of termination of employment due to disability, unless either the option or this Compensatory Plan otherwise provides for earlier termination.

     Section 12. Option Rights Upon Death of Optionee. Except as otherwise limited by the Program Administrators at the time of the grant of an option, if an Optionee dies while employed by the Corporation or any subsidiary corporation (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which Section 425[a] of the Code applies), his or her option shall expire one year after the date of death unless by its terms it expires sooner. During this one year or shorter period, the option may be exercised, to the extent that it remains unexercised, on the date of death by the person or persons to whom the Optionee's rights under the option shall pass by will or by the laws of descent and distribution, but only to the extent that the Optionee was entitled to exercise the option at the date of death.

     Section 13. Options not Transferable. Options granted pursuant to the terms of this Compensatory Plan may not be sold, pledged, assigned or transferred in any manner otherwise than by will or the laws of descent and distribution and may be exercised during the lifetime of an Optionee only by that Optionee or his guardian or legal representative.

                            FEDERAL TRUST CORPORATION

                                    PLAN III
                         STOCK APPRECIATION RIGHTS PLAN


     Section 1. V Purpose. The purpose of this Stock Appreciation Rights Plan ("SAR Plan") is to permit Federal Trust Corporation, Federal Trust Bank and the subsidiaries of either company (collectively, the "Corporation") to grant stock appreciation rights for its Common Stock to its full-time, key employees. The SAR Plan is designed to help attract and retain superior personnel for positions of substantial responsibility with the Corporation and to provide key employees with an additional incentive to contribute to the success of the Corporation. This SAR Plan is Plan III of the Program. Unless any provision herein indicates to the contrary, this SAR Plan shall be subject to the General Provisions of the Program.

     Section 2. Terms and Conditions. The Program Administrators may, but shall not be obligated to, authorize, on such terms and conditions as they deem appropriate in each case, the Corporation to accept the surrender by the recipient of a stock option granted under Plan I or Plan II of the right to exercise that option, or portion thereof, in consideration for the payment by the Corporation of an amount equal to the excess of the fair market value of the shares of Common Stock subject to such option, or portion thereof, surrendered, over the option price of such shares. Such payment, at the discretion of the Program Administrators, may be made in shares of Common Stock valued at the then fair market value thereof, determined as provided in Section 4 of Plan I, or in cash or partly in cash and partly in shares of Common Stock; provided that with respect to rights granted in tandem with incentive stock options, the Program Administrators shall establish the form(s) of payment allowed the Optionee at the date of grant. The Program Administrators shall not be authorized to make payment to any Optionee in shares of the Corporation's Common Stock unless
Section 83 of the Code would apply to the Common Stock transferred to the Optionee. The Program Administrators may, but shall not be obligated to, also authorize naked stock appreciation rights in accordance with Section 9 hereof. Notwithstanding the foregoing, the Corporation may not permit the exercise and cancellation of a stock appreciation right issued pursuant to this SAR Plan until the Corporation has been subject to the reporting requirements of Section 13 of the Exchange Act for a period of at least one year prior to the exercise and cancellation of any such stock appreciation right and until a stock appreciation right issued pursuant to this SAR Plan has been outstanding for at least six months from the date of grant.

     Section 3. Time Limitations. Any election by an Optionee to exercise the stock appreciation rights provided in this SAR Plan shall be made during the period beginning on the third business day following the release for publication of quarterly or annual financial information required to be prepared and disseminated by the Corporation pursuant to the requirements of the Exchange Act and ending on the twelfth business day following such date. The required release of information shall be deemed to have been satisfied when the specified financial data appears on or in a wire service, financial news service or newspaper of general circulation or is otherwise first made publicly available.

     Section 4. Exercise of Stock Appreciation Rights. Effect on Stock Options and Vice Versa. Upon the exercise of a stock appreciation right, the number of shares available under the stock option to which it relates shall decrease by a number equal to the number of shares for which the right was exercised. Upon the exercise of a stock option, any related stock appreciation right shall terminate as to any number of shares subject to the right that exceeds the total number of shares for which the stock option remains unexercised.

     Section 5. Time of Grant. With respect to options granted under Plan I, stock appreciation rights must be granted concurrently with the stock options to which they relate; with respect to options granted under Plan II, stock appreciation rights may be granted concurrently or at any time thereafter prior to the exercise or expiration of such options.

     Section 6. Non-Transferable. The holder of a stock appreciation right may not transfer or assign the right otherwise than by will or in accordance with the laws of descent and distribution. Furthermore, in the event of the termination of his or her service with the Corporation as an officer and/or employee, the right may be exercised only within the period, if any, which the option to which it relates may be exercised.

     Section 7. Tandem Incentive Stock Option - Stock Appreciation Right. Whenever an incentive stock option authorized pursuant to Plan I and a stock appreciation right authorized hereunder are granted together and the exercise of one affects the right to exercise the other, the following requirements shall apply:

          (i) The stock appreciation right will expire no later than the expiration of the underlying incentive stock option;

          (ii) The stock appreciation right may be for no more than the difference between the exercise price of the underlying option and the market price of the stock subject to the underlying option at the time the stock appreciation right is exercised;

          (iii) The stock appreciation right is transferable only when the underlying incentive stock option is transferable and under the same conditions;

          (iv)      The stock  appreciation right may be exercised only when the
                    underlying   incentive   stock  option  is  eligible  to  be
                    exercised; and

          (v) The stock appreciation right may be exercised only when the market price of the stock subject to the option exceeds the exercise price of the stock subject to the option.

     Section 8. Tandem Stock Option - Limited Stock Appreciation Right. The Program Administrators may provide that any tandem stock appreciation right granted pursuant to this Section 8 shall be a limited stock appreciation right, in which event:

          (i) The limited stock appreciation right shall be exercisable during the period beginning on the first day following the expiration of an Offer (as defined below) and ending on the thirtieth day following such date (but in no event less than six months after the date of grant of the right);

          (ii) Neither the option tandem to the limited stock appreciation right nor any other stock appreciation right tandem to such option may be exercised at any time that the limited stock appreciation right may be exercised, provided that this requirement shall not apply in the case of an incentive stock option tandem to a limited stock appreciation right if and to the extent that the Program Administrators determine that such requirement is not consistent with applicable statutory provisions regarding incentive stock options and the regulations issued thereunder; and

          (iii) Upon exercise of the limited stock appreciation right, the fair market value of the shares to which the right relates for purposes of Section 4 of Plan I shall be determined as the highest price per share paid in any Offer that is in effect at any time during the period beginning on the sixtieth day prior to the date on which the limited stock appreciation right is exercised and ending on such exercise date; provided, however, with respect to a limited stock appreciation right tandem to an incentive stock option, the Program Administrators shall determine the fair market value of such shares in a different manner if and to the extent that the Program Administrators deem necessary or desirable to conform with applicable statutory provisions regarding incentive stock options and the regulations issued thereunder.

     The term "Offer" shall mean any tender offer or exchange offer for shares of the Corporation, provided that the person making the offer acquires shares of the Corporation's capital stock pursuant to such offer.

     Section 9. Naked Stock Appreciation Right. The Program Administrators may provide that any stock appreciation right granted pursuant to this Section 9 shall be a naked stock appreciation right ("Naked Right"), in which event:

     (1) Operation. Participants shall be awarded Naked Rights for a period of up to five years or such shorter period which shall not be less than six months, as may be determined by the Program Administrators. Such designated period may vary as among participants and as among awards to a participant. Subject to compliance with Section 3 hereof, at the end of such designated period with respect to a participant, such participant shall receive an amount equal to the appreciation in market value of his or her Naked Rights as determined in paragraph (2) of this Section 9 (the "Right Award"). The Right Award shall be payable in cash or in shares of Common Stock, as may be determined by the Program Administrators. A participant may receive as many awards of Naked Rights at various times as may be determined to be appropriate by the Program Administrators.

     (2) Appreciation of Naked Rights. For purposes of determining the amount of a Right Award, the Program Administrators shall determine the market value of Naked Rights held by such participant at the end of the designated period for which such Naked Rights have been held ("Valuation Period") and subtract therefrom the market value of the same Naked Rights on the date awarded to such participant. The market value of one Naked Right on a valuation date for purposes of this Plan shall be determined by the Program Administrators on the basis of such factors as they deem appropriate, provided, however, that fair market value shall be the closing sale price of a share of Common Stock on the date in question (or, if such day is not a trading day in the U.S. markets, on the nearest preceding trading day), as reported with respect to the principal market (or the composite of the markets, if more than one) or national quotation system in which such shares are then traded, or if no such closing prices are reported, the mean between the high bid and low asked prices that day on the principal market or national quotation system then in use, or if no such quotations are available, the price furnished by a professional securities dealer making a market in such shares selected by the Board of Directors of the Corporation. The market value of Naked Rights held by a participant on a valuation date shall be determined by multiplying the number of Naked Rights held by such participant by the market value of one Naked Right on such valuation date. The measurement of appreciation shall be made separately with respect to each separate award of Naked Rights.

     (3) Nature of Naked Rights. The Naked Rights shall be used solely as a device for the measurement and determination of the amount to be paid to participants as provided in this Plan. The Naked Rights shall not constitute or be treated as property or as a trust fund of any kind. All amounts at any time attributable to the Naked Rights shall be and remain the sole property of the Corporation and the participants' rights hereunder are limited to the right to receive cash and shares of Common Stock as herein provided.

     (4) Acceleration of Right of Exercise. Notwithstanding the duration of an award of Naked Rights set forth in the first sentence of paragraph (1) of this Section 9, in the event the Corporation or its shareholders enter into an agreement to dispose of all or substantially all of the assets or stock of the Corporation by means of a sale, merger or other reorganization, liquidation or otherwise, any Naked Right granted pursuant to paragraph (1) of this Section 9 shall become immediately exercisable during the period commencing as of the date of the agreement to dispose of all or substantially all of the assets or stock of the Corporation and, subject to the provisions hereof, ending when the disposition of assets or stock contemplated by that agreement is consummated or the Naked Right is otherwise terminated in accordance with its provisions or the provisions of this Plan, whichever occurs first; provided, however, that no Naked Right shall be immediately exercisable under this paragraph (4) on account of any agreement to dispose of all or substantially all of the assets or stock of the Corporation by means of a sale, merger or other reorganization, liquidation or otherwise where the shareholders of the Corporation immediately before the consummation of the transaction will own at least 50% of the total combined voting power of all classes of stock entitled to vote of the surviving entity, whether the Corporation or some other entity, immediately after the consummation of the transaction; and, provided further, that any Naked Right which has been granted and is outstanding for less than six months shall not be exercisable until the sixth month anniversary of the date the Naked Right was granted. In the event the transaction contemplated by the agreement referred to in this paragraph (4) is not consummated, but rather is terminated, canceled or expires, the Naked Rights granted pursuant to paragraph (4) of this Section 9 shall thereafter be treated as if that agreement had never been entered into.

          Notwithstanding the duration of an award of Naked Rights set forth in the first sentence of paragraph (1) of this Section 9, in the event of a change in control of the Corporation or threatened change in control of the Corporation as determined by a vote of not less than a majority of the Board of Directors of the Corporation, all Naked Rights granted prior to such change in control or threatened change of control shall become immediately exercisable. The term "control" for purposes of this Section shall refer to the acquisition of 10% or more of the voting securities of the Corporation by any person or by persons acting as a group within the meaning of Section 13(d) of the Exchange Act; provided, however, no change in control or threatened change in control shall be deemed to have occurred if prior to the acquisition of, or offer to acquire, 10% or more of the voting securities of the Corporation, the full Board of Directors of the Corporation shall have adopted by not less than a two-thirds vote a resolution specifically approving such acquisition or offer; and provided further, that any Naked Right which has been granted and is outstanding for less than six months shall not be exercisable until the sixth month anniversary of the date the Naked Right was granted. The term "person" for purposes of this paragraph refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

     (5) Written Notice Required. Any Naked Rights granted pursuant to paragraph (1) of this Section 9 shall be exercised when written notice of that exercise has been given to the Corporation at its principal office by the person entitled to exercise the Naked Right.

     (6) Compliance With Securities Laws. Shares of Common Stock shall not be issued with respect to any Naked Right granted under paragraph (1) of this Section 9 unless the exercise of that Naked Right and the issuance and delivery of those shares pursuant to that exercise shall comply with all relevant provisions of state and federal law including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or national quotation system upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Corporation with respect to such compliance. In addition, any shares of Common Stock issued under this
          Section 9 to a participant may not be sold by the participant for a period of six months after the date of issuance of such shares. The Program Administrators may also require an employee to whom a right has been granted under paragraph (1) of this Section 9 ("Right Holder") to furnish evidence satisfactory to the Corporation, including a written and signed representation letter and consent to be bound by any transfer restriction imposed by law, legend, condition or otherwise, that the shares are being acquired without any present intention to sell or distribute the shares in violation of any state or federal law, rule or regulation. Further, each Right Holder shall consent to the imposition of a legend on any shares of Common Stock so acquired restricting their transferability as required by law or by this paragraph (6).

     (7) Employment of Optionee. Each Right Holder, if requested by the Program Administrators when a Naked Right is granted, must agree in writing as a condition of receiving his or her Naked Right, that he or she will remain in the employ of the Corporation, or any subsidiary corporation of the Corporation (or a corporation or a parent or subsidiary of such corporation issuing or assuming a Naked Right), as the case may be, following the date of the granting of that Naked Right for a period specified by the Program Administrators, which period shall in no event exceed three years. Nothing in this Section 9 or in any Naked Right granted hereunder shall confer upon any Right Holder any right to continued employment by the Corporation, or any subsidiary corporations, or limit in any way the right of the Corporation or any subsidiary corporations at any time to terminate or alter the terms of that employment.

     (8) Termination of Employment. If a Right Holder ceases to be employed by the Corporation, or any subsidiary corporation (or a corporation or a parent or subsidiary of such corporation issuing or assuming a Naked Right), for any reason other than death or disability, his or her Naked Right shall immediately terminate; provided, however, that the Program Administrators may, at the time a Naked Right is granted, in their discretion, allow such Naked Right to be exercised to the extent exercisable on the date of termination of employment at any time within three months after the date of termination of employment unless either the Naked Right or this Section 9 otherwise provides for earlier termination.

     (9) Rights Upon Disability. If a Right Holder becomes disabled within the meaning of Section 22(e)(3) of the Code while employed by the Corporation or any subsidiary corporation (or a corporation or a parent or subsidiary of such corporation issuing or assuming a Naked Right) his or her Naked Rights may be exercised, to the extent exercisable on the date of termination of employment, at any time within one year after the date of termination of employment due to disability, unless either the Naked Right of Section 9 otherwise provides for earlier termination.

     (10) Rights Upon Death of Optionee. Except as otherwise limited by the Program Administrators at the time of the grant of a Naked Right, if a Right Holder dies while employed by the Corporation or any subsidiary corporation (or a corporation or a parent or subsidiary of such corporation issuing or assuming a Naked Right), or within three months after ceasing to be an employee thereof, his or her Naked Right shall expire one year after the date of death unless by its term it expires sooner. During this one year or shorter period, the Naked Right may be exercised, to the extent that it remains unexercised on the date of death, by the person or persons to whom the Right Holder's Naked Rights shall pass by will or by the laws of descent and distribution, but only to the extent that the Right Holder was entitled to exercise the Naked Right at the date of death.

     (11) Rights Not Transferable. Naked Rights granted pursuant to the terms of this Section 9 may not be sold, pledged, assigned or transferred in any manner otherwise than by will or the laws of descent or distribution and may be exercised during the lifetime of a Right Holder only by that Right Holder.

     (12) Adjustments to Number of Rights. All Naked Rights granted pursuant to the terms of this Section 9 shall be adjusted in the manner prescribed by Article 6 of the General Provisions of this Program.

     Section 10. Request for Reports. A copy of the Corporation's annual report to shareholders shall be delivered to each Right Holder. Upon written request, the Corporation shall furnish to each Right Holder a copy of its most recent Annual Report on Form 10-K or Form 10-KSB, Annual Report, each Form 10-Q or 10-QSB, Quarterly Report, Form 8-K, and Current Report filed with the Securities and Exchange Commission since the end of the Corporation's prior fiscal year.

                            FEDERAL TRUST CORPORATION

                                     PLAN IV
                             PERFORMANCE SHARE PLAN


     Section 1. Purpose. The purpose of this Performance Share Plan ("Performance Plan") is to promote the growth and general prosperity of Federal Trust Corporation, Federal Trust Bank and the subsidiaries of either company (collectively, the "Corporation") by permitting the Corporation to grant performance shares to help attract and retain superior personnel for positions of substantial responsibility with the Corporation and any subsidiary and to provide key employees with an additional incentive to contribute to the success of the Corporation. The Performance Plan is Plan IV of the Corporation's Program. Unless any provision herein indicates to the contrary, the Performance Plan shall be subject to the General Provisions of the Program.

     Section 2. Terms and Conditions. The Program Administrators may grant performance shares to any employee eligible under Article 4 of the General Provisions. Each performance share grant confers upon the recipient thereof the right to receive a specified number of shares of Common Stock of the Corporation contingent upon the achievement of specified performance objectives within a specified period. The Program Administrators shall specify the performance objective and the period of duration of the performance share grant at the time that such performance share is granted. Any performance shares granted under this Plan shall constitute an unfunded promise to make future payments to the affected employee upon the completion of specified conditions. The grant of an opportunity to receive performance shares shall not entitle the affected employee to any rights to specific fund(s) or assets of the Corporation, or any parent or subsidiary. Any Common Stock distributed pursuant to a performance share may not be sold by the recipient for a period of six months from the date of receipt by an employee.

     Section 3. Cash in Lieu of Stock. In lieu of some or all of the shares earned by achievement of the specified performance objectives within the specified period, the Program Administrators may distribute cash in an amount equal to the fair market value of the Common Stock at the time that the employee achieves the performance objective within the specified period. Such fair market value shall be determined in accordance with the terms of Section 4 of Plan I and Plan II on the business day next preceding the date of payment.

     Section 4. Performance Objective Period. The duration of the period within which to achieve the performance objectives is to be determined by the Program Administrators. The period may not be less than one year, nor more than five years from the date the performance share is granted.

     Section 5. Non-Transferable. A participating employee may not transfer or assign a performance share.

     Section 6. Performance Share Rights Upon Death or Termination of Employment. If a participating employee dies or terminates service with the Corporation or any subsidiary of the Corporation (or a corporation or a parent or subsidiary of such corporation issuing or assuming a performance share in a transaction to which Section 425[a] of the Internal Revenue Code of 1986, as amended ["Code"], applies), prior to the expiration of the performance objective period, any performance shares granted to him during that period are terminated.

     Section 7. Tax Consequences. No federal income tax consequences arc incurred by the Corporation or the participating employee at the time a performance share is granted. However, if the specified performance objectives are met, the employee will realize ordinary income at the end of the award period equal to the amount of cash or the fair market value of the stock received by him or her. The Corporation will ordinarily be entitled to a deduction for federal income tax purposes at the same time and in the same amount. The Program Administrators shall be authorized to make payment in shares of Common Stock only if Section 83 of the Code would apply to the transfer of Common Stock to the employee.

                            FEDERAL TRUST CORPORATION
                        1998 DIRECTORS' STOCK OPTION PLAN


                                    ARTICLE I
                            ESTABLISHMENT OF THE PLAN

     Federal Trust Corporation (the "Company") hereby establishes this 1998 Directors' Stock Option Plan ("Plan") upon the terms and conditions hereinafter stated.


                                   ARTICLE II
                               PURPOSE OF THE PLAN

     The purpose of this Plan is to improve the growth and profitability of the Company by attracting and retaining qualified non-employee directors and providing such directors with a proprietary interest in the Company through non-discretionary grants or non-qualified stock options (an "Option" or "Options") to purchase shares of the Company's common stock, par value $.01 per share ("Common Stock").


                                   ARTICLE III
                           ADMINISTRATION OF THE PLAN

     Section 3.01 Administration. This Plan shall be administered by the entire Board of Directors of the Company (the "Board"). The Board shall have the power, subject to and within the limits of the expressed provisions of this Plan, to exercise such powers and to perform such acts as are deemed necessary or expedient to promote the best interests of the Company with respect to this Plan.

     Section 3.02 Compliance with Law and Regulations. All Options granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and the approval of a majority of the Company's shareholders at a meeting of the shareholders which vote shall be taken within 12 months of the adoption of this Plan by the Board of Directors at the next annual meeting. The Company shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of or obtaining of consents or approvals with respect to such shares under any federal or state law or any rule or regulation of any government body, which the Company shall, in its sole discretion, determine to be necessary or advisable. Moreover, no Option may be exercised if such exercise or issuance would be contrary to applicable laws and regulations.

                                   APPENDIX C


     Section 3.03 Restrictions on Transfer. The Company may place a legend upon any certificate representing shares acquired pursuant to an Option granted hereunder noting that the transfer of such shares may be restricted by applicable laws and regulations.


                                   ARTICLE IV
                                   ELIGIBILITY

     Options shall be granted pursuant to the terms hereof to each director of the Company who is not an employee of the Company or any subsidiary of the Company ("non-employee director"). No honorary directors, advisory director, or director, emeritus shall be entitled to receive Options hereunder.

                                    ARTICLE V
                        COMMON STOCK COVERED BY THE PLAN

     Section 5.01 Option Shares. The aggregate number of shares of Common Stock of the Company that may be issued pursuant to this Plan, subject to adjustment as provided in Article VIII, is 90,000 shares of Common Stock. None of these shares shall be the subject of more than one Option at any time, but if an Option as to any shares is surrendered before exercise or expires or terminates for any reason without having been exercised in full, or for any other reason ceases to be exercisable, the number of shares covered thereby shall again become available for grant under this Plan as if no Options had been previously granted with respect to such shares.

     Section 5.02 Source of Shares. The shares of Common Stock issued under this Plan shall be from authorized and previously unissued shares.


                                   ARTICLE VI
                                  OPTION GRANTS

     Section 6.01 Option Grants. Options to purchase shares of Common Stock shall be granted to non-employee directors of the Company at the following times and in the following amounts:

     (i) as of the date this Plan was approved by the Board of Directors, each non-employee director of the Company was granted an Option to purchase 25,000 shares of Common Stock;

     (ii) on the date any person (other than a director covered by Section 6.01[a] above) is elected or appointed to the Board of Directors of the Company for the first time, such person shall be granted an Option to purchase and amount of shares of Common Stock, as determined by the Board of Directors in its sole discretion; and

     (iii)on the date any person (other than those covered by Sections 6.01[a] and [b] above) is elected or appointed to the Board or Directors or any first tier, wholly-owned subsidiary of the Company for the first time, such person shall be granted an Option to purchase an amount of shares of Common Stock, as determined by the Board of Directors in its sole discretion.


                                   ARTICLE VII
                                  OPTION TERMS

     Each Option granted hereunder shall be on the following terms and conditions:

     Section 7.01 Option Agreement. The proper officers of the Company and each Optionee shall execute an Option Agreement which shall set forth the total number of shares of Common Stock to which it pertains, the exercise price and such other terms, conditions and provisions as are appropriate, provided that they are not inconsistent with the terms, conditions and provisions of this Plan. Each Optionee shall receive a copy of his executed Option Agreement.

     Section 7.02 Option Exercise Price. The per share exercise price at which the shares of Common Stock may be purchased upon exercise of an Option granted pursuant to Section 6.01 hereof shall be equal to the Fair Market Value of a share of Common Stock as of the date of grant. For purposes of this Plan, the Fair Market Value of a share of Common Stock shall be the closing sale price of a share of Common Stock on the date in question (or, if such day is not a trading in the U.S. markets, on the nearest preceding trading day), as reported with respect to the principal market (or the composite of the markets, if more than one), or national quotation system in which such shares are then traded, or if no such closing prices are reported, the mean between the closing high bid and low asked prices of a share of Common Stock on the principal market or national quotation system then in use, or if no such quotations are available, the price furnished by a professional securities dealer making a market in such shares selected by the Board.

     Section 7.03 Vesting or Options. Options shall be immediately vested on the date of grant.

     Section 7.04   Exercise and Duration or Options.

     (i) Each Option or portion thereof shall be exercisable at any time on or after six months after the date of grant until 10 years after the date of grant, provided that no Option or portion thereof may be exercised until the shareholders of the Company have approved this Plan by such vote as may be required by applicable laws and regulations;

     (ii) Exception for Termination Due to Death, Disability, Retirement or Resignation. If an Optionee dies while serving as a non-employee director or terminates his service as a non-employee director as a result of disability, retirement or resignation without having fully exercised his Options, the Optionee or the executors, administrators, legatees or distributees of his estate shall have the right to exercise such Options during the one-year period following such death, disability, retirement or resignation, provided that no Option shall be exercisable within six months after the date of grant or more than 10 years from the date it was granted; and

     (iii)Options granted to a non-employee director who is removed for cause pursuant to the Company's Articles of Incorporation shall terminate as of the effective date of such removal.

     Section 7.05 Non-assignability. Options shall not be transferable by an optionee except by will or the laws of descent and distribution, and during an Optionee's lifetime shall be exercisable only by such Optionee or the Optionee's guardian or legal representative.

     Section 7.06 Manner of Exercise. Options may be exercised in part or in whole and at one time or from time to time. The procedures for exercise shall be set forth in the written Option Agreement provided for in Section 7.01.

     Section 7.07 Payment for Shares. Payment in full of the purchase price for shares of Common Stock purchased pursuant to the exercise of an Option shall be made to the Company upon exercise of the Option. Payment for shares may be made by the Optionee in cash or by delivering shares of Common Stock (including shares acquired pursuant to the exercise of an Option) equal in Fair Market Value to the purchase price of the shares to be acquired pursuant to the Option, or any combination of the foregoing.

     Section 7.08 Voting and Dividend Rights. No Optionee shall have any voting or dividend rights or other rights of a shareholder in respect of any shares of Common Stock covered by an Option prior to the time that his name is recorded on the Company's shareholder ledger as the holder of record of such shares acquired pursuant to an exercise of an Option.


                                  ARTICLE V111
                         ADJUSTMENTS FOR CAPITAL CHANGES

     The aggregate number of shares of Common Stock available for issuance under this Plan, the number of shares to which any Option relates and the exercise price per share of Common Stock under any Option shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of this Plan resulting from a split, subdivision or consolidation of shares or any other capital adjustment, the payment of a stock dividend, or other increase or decrease in such shares effected without receipt or payment of consideration by the Company. If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Company, the shares of the Company's Common Stock shall be exchanged for other securities of the Company or of another corporation, each recipient of an Option shall be entitled, subject to the conditions herein stated, to purchase or acquire such number of shares of Common Stock or amount of other securities of the Company or such other corporation as were exchangeable for the number of shares of Common Stock of the Company which the Optionees would have been entitled to purchase or acquire except for such action, and appropriate adjustments shall be made to the per share exercise price of outstanding Options.


                                   ARTICLE IX
                      AMENDMENT AND TERMINATION OF THE PLAN

     The Board may, by resolution, at any time terminate, amend or revise this Plan with respect to any shares of Common Stock as to which Options have not been granted; provided, however, that no amendment which: (i) changes the maximum number of shares that may be sold or issued under the Plan (other than in accordance with the provisions of Article VIII); or (ii) changes the class of persons that may be granted Option shall become effective until it receives the approval of the shareholders of the Company, and further provided that the Board may determine that shareholder approval for any other amendment to this Plan may he advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. The Board may not, without the consent of the holder of an Option, alter or impair any Option previously granted under this Plan as specifically authorized herein. Notwithstanding, anything contained in this Plan to the contrary, the provisions of Articles IV, VI and VII of this Plan shall not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code of 1986, as amended, the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations promulgated under such statutes.


                                    ARTICLE X
                        RIGHTS TO CONTINUE AS A DIRECTOR

     Neither this Plan nor the grant of any Options hereunder nor any action taken by the Board in connection with this Plan shall create any right on the part of any non-employee director of the Company to continue as such.


                                   ARTICLE XI
                                   WITHHOLDING

     The Company may withhold from any cash payment made under this Plan sufficient amount to cover any applicable withholding and employment taxes, and if the amount of such cash payment is insufficient, the Company may require the Optionee to pay to the Company the amount required to be withheld as a condition to delivering the shares acquired pursuant to an Option.


                                   ARTICLE XII
                        EFFECTIVE DATE OF THE PLAN; TERM

     Section 12.01 Effective Date of the Plan. This Plan shall become effective upon the date of its adoption by the Company's Board ("Effective Date"), provided that no shares of Common Stock may be issued pursuant to this Plan until this Plan is approved by the shareholders of the Company by such vote as may be required by applicable laws and regulations.

     Section 12.02 Term of Plan. Unless sooner terminated, this Plan shall remain in effect for a period of 10 years ending on the tenth anniversary of the Effective Date. Termination of this Plan shall not affect any Options previously granted, and such Options shall remain valid and in effect until they: (i) have been fully exercised; (ii) are surrendered; or (iii) expire or are forfeited in accordance with their terms.


                                  ARTICLE XIII
                                  MISCELLANEOUS

     Section 13.01 Governing Law. This Plan shall be construed under the laws of the State of Florida.

     Section 13.02 Pronouns. Wherever appropriate, the masculine pronoun shall include the feminine pronoun, and the singular shall include the plural.

                               BOARD OF DIRECTORS



                       By: ______________________________
                               James V. Suskiewich
                               Chairman of the Board


                                   DATED:   January 30, 1998.